[Graphic] Federated Investors

Federated Limited Term Fund

7th Annual Report
November 30, 1998

ESTABLISHED 1991

PRESIDENT'S MESSAGE

Dear Shareholder:

Federated Limited Term Fund was created in 1991, and I am pleased to present its seventh Annual Report. This report covers the reporting period from December 1, 1997 through November 30, 1998. It begins with an interview with Randall S. Bauer, Vice President, who co-manages the fund with Robert K. Kinsey, Vice President, both of Federated Advisers. Following their discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings, and third is the publication of the fund's financial statements. The fund's assets of $114.5 million are invested in select short-term bonds with average maturities of 2-3 years that can provide the potential for generous current income.

As outlined in the portfolio managers' discussion, the fund's short-term corporate bonds and asset-backed securities holdings did not share in the price gains that occurred in U.S. Treasuries, which benefited from a massive "flight to quality" in the wake of the equity market volatility. Nevertheless, the fund's diversified portfolio of short-term bonds produced a positive total return resulting from a strong income stream. On November 30, 1998, the 30-day SEC yields were 6.36%* for Class A Shares and 6.48%* for Class F Shares. Individual share class annualized total return performance, including income distributions, for the 12-month reporting period follows.**

                           TOTAL          NET ASSET
                 RETURN   INCOME         VALUE CHANGE
Class A Shares    4.81%   $0.600   $9.95 to $9.82 = (1.31%)
Class F Shares    4.91%   $0.608   $9.95 to $9.82 = (1.31%)

* The 30-day SEC yield is calculated by dividing the investment income per share for the prior 30 days by the maximum offering price per share on that date. The figure is compounded and annualized.

** Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A and F Shares were 3.77% and 2.89%, respectively.

Thank you for participating in Federated Limited Term Fund as a way to pursue a competitive income stream through all types of bond market environments. Remember, reinvesting your monthly dividends is a convenient way to build your account and help your money grow through the benefit of compounding.

As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1999

INVESTMENT REVIEW

[Graphic]

Randall S. Bauer
Vice President
Federated Advisers

[Graphic]

Robert K. Kinsey
Vice President
Federated Advisers

[Graphic]
DURING THE FUND'S FISCAL YEAR, THE "FLIGHT TO QUALITY" IN BONDS
CONTINUED WHILE THE FEDERAL RESERVE BOARD (THE "FED") INSTITUTED A SERIES OF INTEREST RATE CUTS LATER IN THE REPORTING PERIOD. HOW DID THE SHORT-TERM BOND MARKET PERFORM IN THIS ENVIRONMENT?

Concerns over a global economic slowdown were heightened by the Russian government's de facto default in August 1998. Investors decided that they needed an unusual amount of safety in their portfolios, and flocked to Treasury securities. This unprecedented level of demand caused yields on both short-term and long-term Treasuries to decline markedly. These declines were not mirrored by spread securities (securities whose yields are based on a "spread" over U.S. Treasury securities), however, because anything that was not a Treasury was deemed "risky." The further away one moved from Treasuries in terms of credit quality, the more of a risk premium investors required, thus the smaller the positive effect of declining Treasury yields. In fact, many spread securities, like emerging market bonds or high-yield securities, actually declined in price as the additional risk premium demanded more than outweighed the decline in Treasury market yields. The Fed's interest rate cuts were made partly because there were signs that the U.S. economy was slowing, but they were also clearly timed to reduce the level of uncertainty which was permeating the market. The moves had the desired effect, and a relative sense of calm has been restored to the market at the time of this writing. Nonetheless, the current Federal Funds Target Rate of 4.75% is still higher than the yield on the 10-year Treasury note, which may portend further Fed easing action in 1999.

[Graphic]
HOW DID FEDERATED LIMITED TERM FUND PERFORM IN TERMS OF TOTAL RETURN
AND INCOME?

For the fiscal year ended November 30, 1998, the fund's Class A Shares produced a total return of 4.81%*, based on net asset value, and paid monthly dividends totaling $0.600 per share. The fund's Class F Shares produced a total return of 4.91%*, based on net asset value, and paid monthly dividends totaling $0.608 per share. A slightly negative impact on the total returns of both share classes was a modest net asset value decline of $0.13 per share. The 30-day SEC yields for Class A and F Shares were 6.36% and 6.48%, respectively, on November 30, 1998.**

The fund's returns did not match those of its peer group, the Lipper Short Investment Grade Debt Funds Average, which produced a total return of 6.00% for the 12-month reporting period ended November 30, 1998.+ Because the fund tends to buy "spread" securities, it suffered in the face of the "flight to quality" phenomenon previously described. The main component of underperformance related to asset-backed securities, which on average received the largest allocation of fund assets over the period under review. Asset-backed securities rated below AAA, and those in the home equity subsector of the market (which together comprised approximately 29% of the fund's assets on November 30, 1998) were especially hard-hit. In addition, the virtual absence of Treasury securities in the portfolio had a negative impact on relative performance when Treasury yields declined precipitously late in the reporting period.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A and F Shares were 3.77% and 2.89%, respectively.

** The 30-day SEC yield is calculated by dividing the investment income per share for the prior 30 days by the maximum offering price per share on that date. The figure is compounded and annualized.

+ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not take sales charges into account.

[Graphic]
DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATION TO
DIFFERENT TYPES OF SECURITIES, AS WELL AS IN CREDIT QUALITY?

Over the 12-month reporting period, the fund's largest allocation remained in asset-backed securities. Despite disappointing performance in this sector, we will maintain, and in some cases even increase exposure because of the compelling value currently represented. The recent spread widening has made mortgage-backed securities more attractive, and the allocation has been increased in this sector.

Corporate exposure has been selectively reduced relative to where it was one year ago. Corporate bonds outperformed other spread sectors during the reporting period. As the fund begins its new fiscal year, corporate bonds still account for nearly a third of the fund's exposure, partly because they should react well to downward movements in interest rates, which we believe will continue to occur in 1999. The allocation to government securities, which was 5.1% as of November 30, 1998, has been increasing to provide some protection in the event of a re-emergence of global slowdown/market liquidity concerns. On
November 30, 1998, approximately 43.5% of the fund's assets were invested in asset-backed issues, 30.3% were invested in corporate bonds, 19% were invested in mortgage-backed securities, and 2.1% were invested in non-U.S. government securities.

With regard to credit quality, the fund continued to maintain a solid investment-grade average quality profile. As of November 30, 1998, the quality breakdown of Federated Limited Term Fund's portfolio was:

                        PERCENTAGE OF
                         NET ASSETS
AAA                          38%
AA                            1%
A                            13%
BBB                          37%
BB or lower                  11%

[Graphic]
WHAT IS YOUR OUTLOOK FOR THE SHORT-TERM BOND MARKET AND THE FUND AS WE
ENTER 1999?

The latter part of 1998 proved to be very difficult for all types of spread products. The good news is that the fund's portfolio is positioned to take advantage of a snapback in spreads, which we believe will occur during the first half of 1999. It is anticipated that the economy will indeed slow, but that there will be no large-scale recession. The expected result of such a scenario is a continued decline in interest rates, but without the type of dislocation in credit spreads witnessed in the second half of 1998. There may be some continued spread widening particularly in cyclical or lower quality names, so the bias will be toward a higher quality portfolio having a somewhat longer than average duration.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED LIMITED TERM FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $7,000 IN THE CLASS A SHARES OF FEDERATED LIMITED TERM FUND ON 1/13/92, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $10,210 ON 11/30/98. YOU WOULD HAVE EARNED A 5.64%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends gaining the benefit of compounding.

As of 12/31/98, the Class A Shares' annualized 1-year, 5-year, and since inception (1/ 13/92) total returns were 3.69%, 5.15%, and 5.65%, respectively. Class F Shares' annualized 1-year, 5-year, and since inception (8/31/93) total returns were 2.81%, 5.25%, and 5.12%, respectively.**

[The graphic presentation displayed here consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 1/13/92 to 11/30/98. The "y" axis is measured in increments of $3,000 ranging from $0 to $12,000 and indicates that the ending value of hypothetical initial investment of $7,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $10,210 on 11/30/98.]

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total return stated takes into account the 1.00% sales charge for Class A and Class F Shares, and the 1.00% contingent deferred sales charge for Class F Shares.

FEDERATED LIMITED TERM FUND

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH
YEAR FOR 6 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $8,633.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A
Shares of Federated Limited Term Fund on 1/13/92, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $7,000 but your account would have reached a total value of $8,633* by 11/
30/98. You would have earned an average annual total return of 5.46%.

A practical investment plan helps you pursue income by investing in short-term bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[The graphic presentation displayed here consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 1/13/92 to 11/30/98. The "y" axis is measured in increments of $2,000 ranging from $0 to $10,000 and indicates that the ending value of a hypothetical $1,000 initial investment and subsequent yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $8,633 on 11/30/98.]

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED LIMITED TERM FUND

CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED LIMITED TERM FUND (CLASS A
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Limited Term Fund (Class A Shares) (the "Fund") from January 13, 1992 (start of performance) to November 30, 1998, compared to the Merrill Lynch 1-3 Year Short-Term Corporate Index (MLSTC)+ and the Lipper Short Investment Grade Debt Funds Average (LSIGDFA).++

[The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Limited Term Fund, based on a 1.00% sales load is represented by a solid line. The Merrill Lynch 1-3 Year Short-Term Corporate Index ("MLSTC") is represented by a dotted line and the Lipper Short Investment Grade Debt Funds Average ("LSIGDFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, the MLSTC and the LSIGDFA. The "x" axis reflects computation periods from 1/13/92 (Class A Shares' start of performance) to 11/30/98. The "y" axis reflects the cost of the investment, beginning with $9,000 and going up to $17,000, in increments of $2,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 1.00% sales load, as compared to the MLSTC and the LSIGDFA. The ending values were $14,586, $15,796, and $14,645 respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year and five year period ended 11/30/98, and from the Class A Shares' start of performance (1/13/92) and ending 11/30/98. The total returns were 3.77%, 5.09% and 5.64% respectively.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The MLSTC and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges.

+ The MLSTC is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LSIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

FEDERATED LIMITED TERM FUND

CLASS F SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED LIMITED TERM FUND (CLASS F
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Limited Term Fund (Class F Shares) (the "Fund") from August 31, 1993 (start of performance) to November 30, 1998, compared to the Merrill Lynch 1-3 Year Short-Term Corporate Index (MLSTC)+ and the Lipper Short Investment Grade Debt Funds Average (LSIGDFA).++

[The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class F Shares of Federated Limited Term Fund, based on a 1.00% sales load is represented by a solid line. The Merrill Lynch 1-3 Year Short-Term Corporate Index ("MLSTC") is represented by a dotted line and the Lipper Short Investment Grade Debt Funds Average ("LSIGDFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the fund, the MLSTC and the LSIGDFA. The "x" axis reflects computation periods from 8/31/93 (Class F Shares' start of performance) to 11/30/98. The "y" axis reflects the cost of the investment, beginning with $9,000 and going up to $15,000, in increments of $2,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class F Shares, based on a 1.00% sales load, as compared to the MLSTC and the LSIGDFA. The ending values were $12,976, $13,848, and $13,031 respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class F Shares Average Annual Total Returns for the one-year and five year period ended 11/30/98 and from the Class F Shares' start of performance (8/31/93) and ending 11/30/98. The total returns were 2.89%, 5.19% and 5.10% respectively.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be imposed on any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MLSTC and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MLSTC is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LSIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

FEDERATED LIMITED TERM FUND

PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1998

PRINCIPAL
 AMOUNT                                                                                             VALUE
ADJUSTABLE RATE MORTGAGES-1.5%
                   GOVERNMENT AGENCY-1.5%
$    676,896   (a) Federal Home Loan Mortgage Corp., ARM, 7.29%, 9/1/2019                       $     688,543
     747,326   (a) Federal Home Loan Mortgage Corp., ARM, 7.33%, 12/1/2018                            753,282
     239,906   (a) Federal National Mortgage Association, ARM, 7.46%, 12/1/2020                       244,102
      70,602   (a) Federal National Mortgage Association, ARM, 7.90%, 11/1/2017                        72,089
                   TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $1,767,586)                     1,758,016
ASSET-BACKED SECURITIES-43.5%
                   AUTOMOBILE-11.6%
     836,311       AFG Receivables Trust 1997-A, Class C, 7.20%, 10/15/2002                           852,026
   1,025,291       AFG Receivables Trust 1997-B, Class C, 7.00%, 2/15/2003                          1,042,978
     179,500       Daimler-Benz Auto Grantor Trust 1995-A, Class A, 5.85%,      5/15/2002             179,788
     821,245       Navistar Financial Corp. Owner Trust 1995-A, Class B, 6.85%, 11/20/2001            824,415
   1,965,694   (b) Paragon Auto Receivables Owner Trust 1998-A, Class B, 7.47%, 11/15/2004          1,965,477
   1,595,621   (b) Paragon Auto Receivables Owner Trust 1998-B, Class B, 7.03%, 3/15/2005           1,590,180
   2,887,000       Premier Auto Trust 1995-3, Class B, 6.25%, 8/6/2001                              2,905,592
   1,950,000   (b) Team Fleet Financing Corp. Series 1997-1, Class B, 7.80%, 5/ 15/2003             1,999,978
   1,850,000       Yamaha Motor Master Trust 1995-1, Class A, 6.20%, 5/15/2003                      1,882,828
                   Total                                                                           13,243,262
                   CREDIT CARD-7.3%
   1,850,000   (b) Banco Nacional de Mexico S.A., Credit Card Merchant Voucher
                   Receivables Master Trust Series 1996-A, Class A1, 6.25%, 12/1/2003               1,840,750
   3,000,000       Bridgestone/Firestone Master Trust 1996-1, Class B, 6.49%, 7/1/2003              3,057,120
   2,000,000       Household Affinity Credit Card Master Trust 1993-1, Class B, 5.30%, 9/15/2000    2,001,200
   1,400,000       Spiegel Master Trust 1994-B, Class A, 8.15%, 6/15/2004                           1,444,646
                   Total                                                                            8,343,716

FEDERATED LIMITED TERM FUND

PRINCIPAL
 AMOUNT                                                                                             VALUE
ASSET-BACKED SECURITIES-CONTINUED
                   HOME EQUITY LOAN-14.0%
$    393,602       AFC Home Equity Loan Trust 1992-3, Class A, 7.05%, 8/15/2007                 $     390,291
     219,753       Advanta HEL Trust 1991-1, Class A, 9.00%, 2/25/2006                                232,099
   1,500,000       ContiMortgage Home Equity Loan Trust 1997-5, Class B, 7.62%, 1/15/2029           1,414,215
   2,500,000       Contimortgage Home Equity Loan Trust 1997-1, Class B, 7.92%, 3/15/2028           2,519,150
   2,000,000       Green Tree Home Improvement Loan Trust 1997-C, Class B2, 7.59%, 8/15/2028        1,956,700
   3,500,000       Green Tree Home Improvement Loan Trust 1997-A, Class HE6, 7.16%, 3/15/2028       3,613,960
   1,500,000   (b) 125 Home Loan Owner Trust 1998-1A, Class B-2, 12.16%, 2/15/2029                  1,330,785
   1,096,720       Independent National Mortgage Corp. Home Equity 1997-A, Class BF,
                   7.39%, 10/25/2028                                                                1,066,560
   1,000,000   (a) Merrill Lynch Mortgage Investors, Inc. 1993-C, Series 1993-C,
                   Class A4, 6.50%, 3/15/2018                                                         997,660
     775,000       New Century Home Equity Loan Trust 1997-NC5, Class B, 7.59%, 10/25/2028            736,738
   1,250,000   (b) Saxon Asset Securities Trust 1998-1, Class BF2, 8.00%, 3/5/2028                  1,024,937
     447,370       The Money Store Home Equity Trust 1992-A, Class A, 6.95%, 1/15/2007                462,589
     259,009       The Money Store Home Equity Trust 1992-B, Class A, 6.90%, 7/15/2007                258,621
                   Total                                                                           16,004,305
                   HOME IMPROVEMENT LOAN-2.8%
   1,000,000       Green Tree Home Improvement Loan Trust 1995-C, Class B1, 7.20%, 7/15/2020        1,000,150
   2,200,000       Green Tree Home Improvement Loan Trust 1996-F, Class HI2, 7.70%, 11/15/2027      2,218,370
                   Total                                                                            3,218,520

FEDERATED LIMITED TERM FUND

PRINCIPAL
 AMOUNT                                                                                             VALUE
ASSET-BACKED SECURITIES-CONTINUED
                   MANUFACTURED HOUSING-2.4%
$    750,000       Green Tree Financial Corp. 1995-3, Class B1, 7.85%, 8/15/2025                $     765,930
   1,250,000       Green Tree Financial Corp. 1996-2, Class B-1, 7.55%, 4/15/2027                   1,273,475
     744,465       Oakwood Mortgage Investors, Inc. 1995-B, Class A2, 6.45%, 1/15/2021                745,686
                   Total                                                                            2,785,091
                   MARINE RECEIVABLES-2.2%
   1,119,793       CBNJ Boat Loan Trust 1994-1, Class A, 6.89%, 5/18/2012                           1,149,892
   1,326,410       NationsCredit Grantor Trust 1997-1, Class A, 6.75%, 8/15/2013                    1,349,755
                   Total                                                                            2,499,647
                   OTHER-3.2%
   2,100,000       Advanta Equipment Receivables 1998-1, Class C, 6.49%, 12/15/ 2006               2,093,490
     723,820   (a) (b)Bosque Asset Corp., Class 1, 7.66%, 6/5/2002                                   723,820
     325,000       Centerior Energy Receivables Master Trust 1996-1, Class A, 7.20%,
                   4/15/2002                                                                         336,450
   3,738,362   (b) FMAC Loan Receivables Trust 1997-A, Class A-X, 2.77%, 4/15/2019                   476,043
                   Total                                                                           3,629,803
                   TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $49,834,517)                    49,724,344
COLLATERALIZED MORTGAGE OBLIGATIONS-15.0%
                   COMMERCIAL MORTGAGE-1.9%
   3,939,415       First Union Lehman Brothers Commercial Mortgage Trust, Series 1997C1,
                   Class IO, 1.307%, 6/18/2029                                                       267,132
   1,900,000   (a) (b)K Mart CMBS Financing, Inc., Series 1997-1, Class D, 6.32%, 3/1/2007         1,895,088
                   Total                                                                           2,162,220
                   GOVERNMENT AGENCY-1.1%
   1,086,027       Federal Home Loan Mortgage Corp., Series 1686, Class PK, 5.00%, 4/15/2023       1,070,834
  29,685,249       Vendee Mortgage Trust 1995-1C, Series 1995-1C, Class 3IO,.2925%, 2/15/2025        185,533
                   Total                                                                           1,256,367

FEDERATED LIMITED TERM FUND

PRINCIPAL
 AMOUNT                                                                                             VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS-CONTINUED
                   WHOLE LOAN-12.0%
$    906,305   (b) Bayview Financial Acquisition Trust 1998-1, Series 1998-1, Class MI3,
                   8.21%, 5/25/2029                                                            $     835,921
   1,675,185   (a) CMSI Series 1992-18, Class A-1, 7.11%, 11/25/2022                               1,718,640
   2,500,000       Countrywide Home Loans, Series 1997-5, Class A-3, 7.50%, 9/25/2027              2,511,759
     298,317   (b) GE Capital Mortgage Services, Inc., Series 1994-3, Class B4, 6.50%,
                   1/25/2024                                                                         222,246
   1,200,197       GE Capital Mortgage Services, Inc., Series 1998-11, Class 1A1, 6.75%,
                   6/25/2028                                                                       1,203,822
     255,448   (b) Greenwich Capital Acceptance, Inc. Subordinate Mortgage Securities Trust,
                   Series 1996-A, Class B, 7.5916%, 6/25/2019                                        240,440
   1,737,223       Norwest Asset Securities Corp., Series 1996-4, Class A14, 7.20%, 9/25/2026      1,757,757
     945,110       Prudential Home Mortgage Securities, Inc., Series 1992-32, Class A6, 7.50%,
                   10/25/2022                                                                        947,454
   2,100,000       Residential Accredit Loans, Inc., Series 1997-QS2, Class A3, 7.25%,
                   3/25/2027                                                                       2,098,398
   1,000,000       Residential Asset Securitization Trust, Series 1997-A7, Class A5,
                   7.50%, 9/25/2027                                                                1,012,100
   1,402,339   (a) (b)SMFC Trust, Series 1997-A, Class 4, 7.72%, 1/28/2025                         1,238,448
                   Total                                                                          13,786,985
                   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $17,561,143)        17,205,572
CORPORATE BONDS-30.3%
                   AEROSPACE & DEFENSE-1.6%
   1,800,000       Raytheon Co., Note, 6.45%, 8/15/2002                                            1,855,512
                   AUTOMOBILE-1.6%
   1,800,000       Arvin Industries, Inc., Note, 6.875%, 2/15/2001                                 1,832,076

FEDERATED LIMITED TERM FUND

PRINCIPAL
 AMOUNT                                                                                             VALUE
CORPORATE BONDS-CONTINUED
                   BANKING-6.0%
$  3,000,000   (a) Chase Manhattan Corp., Sub. Note, 5.625%, 12/5/2009                         $   2,801,850
   2,000,000   (a) Citicorp, Sub. Note, 5.475%, 10/25/2005                                         1,940,140
   1,000,000       Mercantile Bancorporation, Inc., 6.80%, 6/15/2001                               1,025,870
   1,100,000       Riggs National Corp., Sub. Note, 8.50%, 2/1/2006                                1,154,901
                   Total                                                                           6,922,761
                   CABLE TELEVISION-2.7%
   2,800,000       TKR Cable, Inc., 10.50%, 10/30/2007                                             3,077,676
                   FINANCE - RETAIL-1.2%
   1,350,000       Advanta Corp., Medium Term Note, 6.90%, 8/4/1999                                 1,325,092
                   FOOD & DRUG RETAILERS-1.3%
   1,500,000       Great Atlantic & Pacific Tea Co., Inc., Global Bond Deb., 7.70%,
                   1/15/2004                                                                        1,500,360
                   FOREST PRODUCTS-0.9%
   1,000,000       Quno Corp., Sr. Note, 9.125%, 5/15/2005                                          1,081,080
                   INDUSTRIAL PRODUCTS & EQUIPMENT-1.4%
   1,600,000       Figgie International Holdings, Inc., Sr. Note, 9.875%, 10/1/1999                 1,637,248
                   INSURANCE-2.8%
     250,000       Conseco, Inc., Note, 6.40%, 2/10/2003                                              238,555
   2,000,000       GEICO Corp., Deb., 9.15%, 9/15/2021                                              2,272,080
     750,000   (a) (b)HSB Group, Inc., Company, 6.656%, 7/15/2027                                     699,107
                   Total                                                                            3,209,742
                   METALS & MINING-1.1%
   1,500,000       Inco Ltd., Conv. Bond, 5.75%, 7/1/2004                                           1,301,955
                   OIL & GAS-1.1%
   1,250,000       Occidental Petroleum Corp., Note, 8.50%, 9/15/2004                               1,273,263
                   PRINTING & PUBLISHING-1.0%
     980,000       Valassis Communication, Inc., Sr. Note, 9.55%, 12/1/2003                         1,128,176
                   RETAILERS-1.4%
   1,450,000       Shopko Stores, Inc., 8.50%, 3/15/2002                                            1,545,018

FEDERATED LIMITED TERM FUND

PRINCIPAL
 AMOUNT                                                                                             VALUE
CORPORATE BONDS-CONTINUED
                   TELECOMMUNICATIONS & CELLULAR-2.7%
$  2,000,000       British Telecommunication PLC, 9.625%, 2/15/2019                            $   2,111,840
   1,000,000   (b) PanAmSat Corp., Note, 6.00%, 1/15/2003                                            993,180
                   Total                                                                           3,105,020
                   UTILITIES-3.5%
   1,250,000       Camuzzi Gas, Note, 9.25%, 12/15/2001                                            1,203,125
   1,300,000   (b) Hidroelectrica Alicura, Deb., 8.375%, 3/15/1999                                 1,264,250
   1,400,000       Pennsylvania Power & Light Co., 9.25%, 10/1/2019                                1,496,194
                   Total                                                                           3,963,569
                   TOTAL CORPORATE BONDS (IDENTIFIED COST $34,978,898)                            34,758,548
NON-U.S. GOVERNMENT/AGENCIES-2.1%
                   AGENCY-1.1%
   1,350,000       Export-Import Bank Korea, 7.10%, 3/15/2007                                      1,220,387
                   SOVEREIGN GOVERNMENT-1.0%
   1,230,000       Brazil IDU, Deb., 6.75%, 1/1/2001                                               1,150,050
                   TOTAL NON-U.S. GOVERNMENT/AGENCIES (IDENTIFIED COST $2,340,360)                 2,370,437
MORTGAGE BACKED SECURITIES-2.5%
                   GOVERNMENT AGENCY-2.5%
   1,376,196       Federal Home Loan Mortgage Corp., 6.00%, 4/1/2003                               1,388,238
   1,416,044       Government National Mortgage Association, 8.50%, 8/15/2026                      1,502,338
                   TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $2,796,824)                   2,890,576
                   TOTAL INVESTMENTS (IDENTIFIED COST $109,279,328)(C)                         $ 108,707,493

(a) Denotes variable rate and floating rate obligations for which the current rate is shown.
(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1998, these securities amounted to $18,340,650 which represents 16.0% of net assets.
(c) The cost of investments for federal tax purposes amounts to $109,289,759. The net unrealized depreciation of investments on a federal tax basis amounts to $582,266 which is comprised of $1,179,869 appreciation and $1,762,135 depreciation at November 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($114,570,807) at November 30, 1998.

The following acronyms are used throughout this portfolio:

ARM -Adjustable Rate Mortgage
FHLMC -Federal Home Loan Mortgage Corporation
FNMA -Federal National Mortgage Association
HEL -Home Equity Loan
IO -Interest Only
PLC -Public Limited Company

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND
STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1998

ASSETS:
Total investments in securities, at value (identified cost
$109,279,328 and tax cost $109,289,759)                                    $ 108,707,493
Cash                                                                             931,574
Income receivable                                                              1,499,188
Receivable for shares sold                                                     3,758,012
Total assets                                                                 114,896,267
LIABILITIES:
Payable for shares redeemed                                    $  75,598
Income distribution payable                                      170,726
Payable for taxes withheld                                         3,594
Accrued expenses                                                  75,542
Total liabilities                                                                325,460
NET ASSETS for 11,664,029 shares outstanding                               $ 114,570,807
NET ASSETS CONSIST OF:
Paid in capital                                                            $ 125,800,489
Net unrealized depreciation of investments and translation
of assets and liabilities in foreign currency                                   (571,835)
Accumulated net realized loss on investments and foreign
currency transactions  (10,741,374)
Undistributed net investment income                                               83,527
Total Net Assets                                                           $ 114,570,807
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($101,212,604 / 10,303,200 shares outstanding)           $9.82
Offering Price Per Share (100/99.00 of $9.82)*                                     $9.92
Redemption Proceeds Per Share                                                      $9.82
CLASS F SHARES:
Net Asset Value Per Share ($13,358,203 / 1,360,829 shares outstanding)             $9.82
Offering Price Per Share (100/99.00 of $9.82)*                                     $9.92
Redemption Proceeds Per Share (99.00/100 of $9.82)**                               $9.72


* See "What Shares Cost" in the Prospectus.
** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND
STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME:
Interest (net of foreign taxes withheld of $3,594)                                                                 $  8,405,330
EXPENSES:
Investment advisory fee                                                                            $   473,247
Administrative personnel and services fee                                                              155,000
Custodian fees                                                                                          10,231
Transfer and dividend disbursing agent fees and expenses                                               140,970
Directors'/Trustees' fees                                                                                2,434
Auditing fees                                                                                           14,400
Legal fees                                                                                               2,884
Portfolio accounting fees                                                                               59,912
Distribution services fee-Class A Shares                                                               533,754
Distribution services fee-Class F Shares                                                                16,545
Shareholder services fee-Class A Shares                                                                266,877
Shareholder services fee-Class F Shares                                                                 27,575
Share registration costs                                                                                57,639
Printing and postage                                                                                    36,000
Insurance premiums                                                                                       3,257
Taxes                                                                                                   10,001
Miscellaneous                                                                                           10,175
Total expenses                                                                                       1,820,901
Waivers-
Waiver of investment advisory fee                                                   $  (200,457)
Waiver of distribution services fee-Class A Shares                                     (320,252)
Waiver of distribution services fee-Class F Shares                                       (2,206)
Waiver of shareholder services fee-Class F Shares                                        (3,309)
Total waivers                                                                                         (526,224)
Net expenses                                                                                                          1,294,677
Net investment income                                                                                                 7,110,653
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on investments and foreign currency transactions                                                     (429,507)
Net change in unrealized appreciation (depreciation) of investments and translation of
assets and liabilities in foreign currency                                                                           (1,185,198)
Net realized and unrealized loss on investments and foreign currency                                                 (1,614,705)
Change in net assets resulting from operations                                                                     $  5,495,948


(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED
                                                                                       NOVEMBER 30,
                                                                                1998                 1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income                                                      $    7,110,653        $   6,605,236
Net realized gain (loss) on investments and foreign currency transactions ($(261,311) and $(643,106), respectively, as
computed for federal tax purposes)                                               (429,507)             890,943
Net change in unrealized appreciation/(depreciation) of
investments and translation of assets and liabilities in
foreign currency                                                               (1,185,198)            (522,183)
Change in net assets resulting from operations                                  5,495,948            6,973,996
DISTRIBUTIONS TO SHAREHOLDERS-
Distributions from net investment income
Class A Shares                                                                 (6,461,966)          (6,096,126)
Class F Shares                                                                   (675,733)            (533,574)
Change in net assets resulting from distributions
to shareholders                                                                (7,137,699)          (6,629,700)
SHARE TRANSACTIONS-
Proceeds from sale of shares                                                  109,049,243           48,134,214
Net asset value of shares issued to shareholders in payment
of distributions declared                                                       4,948,741            4,194,743
Cost of shares redeemed                                                      (101,544,061)         (74,027,315)
Change in net assets resulting from share transactions                         12,453,923          (21,698,358)
Change in net assets                                                           10,812,172          (21,354,062)
NET ASSETS:
Beginning of period                                                           103,758,635          125,112,697
End of period (including undistributed net investment income
of $83,527 and $254,764, respectively)                                     $  114,570,807        $ 103,758,635


(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND
FINANCIAL HIGHLIGHTS-CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          YEAR ENDED NOVEMBER 30,
                                                         1998         1997          1996          1995          1994
NET ASSET VALUE,
BEGINNING OF PERIOD                                      $ 9.95       $ 9.91        $ 9.97        $ 9.48        $10.17
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.60         0.59          0.59          0.55          0.53
Net realized and unrealized
gain (loss) on investments and foreign currency           (0.13)        0.04         (0.06)         0.49         (0.66)
Total from investment operations                           0.47         0.63          0.53          1.04         (0.13)
LESS DISTRIBUTIONS
Distributions from net investment income                  (0.60)       (0.59)        (0.59)        (0.55)        (0.53)
Distributions in excess of net investment income(a)           -            -             -             -         (0.02)
Distributions from net realized gain on investments           -            -             -             -         (0.01)
Total distributions                                       (0.60)       (0.59)        (0.59)        (0.55)        (0.56)
NET ASSET VALUE, END OF PERIOD                           $ 9.82       $ 9.95        $ 9.91        $ 9.97        $ 9.48
TOTAL RETURN(B)                                            4.81%        6.52%         5.54%        11.29%        (1.30% )
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   1.10%        1.10%         1.10%         1.10%         1.10%
Net investment income                                      6.02%        5.90%         6.04%         6.13%         5.52%
Expense waiver/reimbursement(c)                            0.47%        0.49%         0.56%         0.43%         0.39%
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                $101,213      $94,952      $116,174      $138,451      $178,771
Portfolio turnover                                           93%          62%          104%           63%           63%


(a) Distributions are determined in accordance with income tax regulations which differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND
FINANCIAL HIGHLIGHTS-CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        YEAR ENDED NOVEMBER 30,
                                                           1998        1997         1996         1995         1994
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 9.95      $ 9.91       $ 9.97       $ 9.48       $10.17
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        0.61        0.60         0.66         0.61         0.55
Net realized and unrealized
gain (loss) on investments and foreign currency             (0.13)       0.04        (0.12)        0.44        (0.67)
Total from investment operations                             0.48        0.64         0.54         1.05        (0.12)
LESS DISTRIBUTIONS
Distributions from net investment income                    (0.61)      (0.60)       (0.60)       (0.56)       (0.55)
Distributions in excess of net investment income(a)             -           -            -            -        (0.01)
Distributions from net realized gain on investments             -           -            -            -        (0.01)
Total distributions                                         (0.61)      (0.60)       (0.60)       (0.56)       (0.57)
NET ASSET VALUE, END OF PERIOD                             $ 9.82      $ 9.95       $ 9.91       $ 9.97       $ 9.48
TOTAL RETURN(B)                                              4.91%       6.63%        5.64%       11.39%       (1.20% )
RATIOS TO AVERAGE NET ASSETS
Expenses                                                     1.00%       1.00%        1.00%        1.00%        0.99%
Net investment income                                        6.09%       6.00%        6.14%        6.22%        5.67%
Expense waiver/reimbursement(c)                              0.22%       0.24%        0.31%        0.18%        0.13%
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                   $13,358      $8,807      $ 8,938      $10,183      $13,415
Portfolio turnover                                             93%         62%         104%          63%          63%


(a) Distributions are determined in accordance with income tax regulations which differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998

1. ORGANIZATION

Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Limited Term Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Class F Shares and Class A Shares. The investment objective of the Fund is to seek a high level of current income consistent with minimum fluctuation in principal value through compilation of a portfolio, the weighted average duration which will at all times be limited to three years or less.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-U.S. government securities, listed corporate bonds, (other fixed-income and asset backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

                  INCREASE (DECREASE)
ACCUMULATED NET        UNDISTRIBUTED NET      PAID IN
REALIZED GAIN/LOSS     INVESTMENT INCOME      CAPITAL
    $164,956               $(144,191)        $(20,765)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassifications.

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At November 30, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $10,730,945, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
      2002        $     97,949
      2003           1,407,407
      2004          8,964,278
      2006             261,311

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS-The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30, 1998, the Fund did not have any outstanding foreign currency committments.

FOREIGN CURRENCY TRANSLATION-The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchanges gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES-Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1998 is as follows:

SECURITY                                    ACQUISITION DATE   ACQUISITION COST
Banco Nacional de Mexico                        1/9/1997         $1,814,574
Bayview Financial Acquisition Trust            5/14/1998            909,638
Bosque Asset Corp.                             6/19/1997            742,385
FMAC Loan Receivables Trust                    6/16/1997            552,814
GE Capital Mortgage Services, Inc.             7/10/1997            211,783
Greenwich Capital Acceptance, Inc.             7/24/1997            248,043
Hidroelectra Alicura                           2/17/1998          1,344,277
125 Home Loan Owner Trust                      7/30/1998          1,519,292
HSB Group, Inc.                                7/10/1997            742,238
K Mart CMBS Financing, Inc.                    2/27/1997          1,900,000
PanAmSat Corp.                                 8/19/1998          1,006,693
Paragon Auto Receivables Owners Trust           9/9/1998          1,598,405
Paragon Auto Receivables Owners Trust          5/14/1998          1,975,493
Saxon Asset Securities Trust                    3/5/1998          1,100,570
SMFC Trust Asset-Backed Certificates            2/5/1998          1,284,808
Team Fleet Financing Corp. Series              4/24/1997          1,946,344


USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1998, par value shares ($0.001 per share) authorized were as follows:

                                  NUMBER OF PAR
                                  VALUE CAPITAL
CLASS NAME                       STOCK AUTHORIZED
Class A Shares                    1,000,000,000
Class F Shares                    1,000,000,000
Total                             2,000,000,000

Transactions in capital stock were as follows:

                                                                             YEAR ENDED NOVEMBER 30,
                                                                   1998                                   1997
CLASS A SHARES                                          SHARES              AMOUNT           SHARES                AMOUNT
Shares sold                                          10,264,365          $ 102,225,706       4,650,436          $   46,093,000
Shares issued to shareholders
in payment of distributions declared                    452,841              4,501,648         393,568               3,886,908
Shares redeemed                                      (9,957,718)           (99,008,742)     (7,225,178)            (71,507,487)
Net change resulting from
Class A Share transactions                              759,488          $   7,718,612      (2,181,174)           $(21,527,579)

                                                                           YEAR ENDED NOVEMBER 30,
                                                                  1998                                  1997
CLASS F SHARES                                          SHARES               AMOUNT            SHARES               AMOUNT
Shares sold                                             684,999          $   6,823,537         206,849          $    2,041,214
Shares issued to shareholders
in payment of distributions declared                     45,010                447,093          31,156                 307,835
Shares redeemed                                        (254,344)            (2,535,319)       (254,941)             (2,519,828)
Net change resulting from
Class F Share transactions                              475,665          $   4,735,311         (16,936)         $     (170,779)
Net change resulting
from Share transactions                               1,235,153          $  12,453,923      (2,198,110)         $  (21,698,358)


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Fund has adopted a Distribution Plan
(the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, of the Fund to finance activities intended to result in the sale of the Corporation's Class F Shares and Class A Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                                PERCENTAGE OF AVERAGE
SHARE CLASS NAME             DAILY NET ASSETS OF CLASS
Class A Shares                         0.50%
Class F Shares                         0.15%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL-Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended November 30, 1998, were as follows:

PURCHASES   $113,740,018
SALES       $106,397,960

6. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of FIXED INCOME SECURITIES, INC.
and the Shareholders of FEDERATED LIMITED TERM FUND:

We have audited the accompanying statement of assets and liabilities of Federated Limited Term Fund (a portfolio of Fixed Income Securities, Inc.), including the schedule of investments, as of November 30, 1998, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Limited Term Fund as of November 30, 1998, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts
January 15, 1999

DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr., Esq.
Peter E. Madden
John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
Chairman
Richard B. Fisher
President
J. Christopher Donahue
Executive Vice President
Edward C. Gonzales
Executive Vice President
John W. McGonigle
Executive Vice President and Secretary
Richard J. Thomas
Treasurer
Nicholas J. Seitanakis
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic] Federated Investors
 Federated Securities Corp., Distributor
 Federated Investors, Inc.
 Federated Investors Tower
 1001 Liberty Avenue
 Pittsburgh, PA 15222-3779
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

Cusip 338319106
Cusip 338319304
G01176-01 (1/99)

[Graphic]


 [Graphic]
 Federated Investors
 [Graphic]

Federated Limited Term Municipal Fund

5th Annual Report
November 30, 1998

ESTABLISHED 1993

PRESIDENT'S MESSAGE

Dear Shareholder:
Federated Limited Term Municipal Fund was created in 1993, and
I am pleased to present its fifth Annual Report. This report covers the 12-month reporting period from December 1, 1997 through November 30, 1998. It begins with an interview with the fund's portfolio manager, Jeff A. Kozemchak, Vice President of Federated Advisers. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings, and third is the publication of the fund's financial statements.

This fund was created to provide a conservative investment approach for tax-free income.* Its maturity places it between tax-free money market instruments and longer term municipal bonds, i.e., it offers more income potential than money market instruments, but less income potential than long-term, tax-free municipal bonds.**

The short-term municipal bond market performed well over the fiscal year. In this environment, the total return of Federated Limited Term Municipal Fund exceeded that of its benchmark, the Lipper Short Term Municipal Debt Funds Average.*** Individual share class annualized total return performance for the 12-month reporting period, including income distributions, follows.+


                  TOTAL                 NET ASSET
                 RETURN   INCOME      VALUE INCREASE
Class A Shares    4.95%   $0.396   $9.78 to $9.86 = 0.82%
Class F Shares    5.21%   $0.420   $9.78 to $9.86 = 0.82%


 * Income may be subject to the federal alternative minimum tax and state and local taxes.

 ** Unlike the fund, money market funds seek to maintain a stable $1.00 share value.

 *** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc.
as falling into the category indicated. Lipper figures do not take sales charges into account.

 + Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A and F Shares were 3.88% and 4.21%, respectively.

At the end of the reporting period, the fund's assets were invested as follows: 51% A- or better; 36% BBB- to BBB+; 11% non-rated. The fund's 97 securities included bonds issued for housing authorities (29% of net assets), hospitals (29% of net assets), industrial development (20% of net assets), resource recovery (13% of net assets), and student loans (8% of net assets).

Thank you for choosing Federated Limited Term Municipal Fund to pursue tax-free income from short-term municipal issues. Remember, reinvesting your monthly dividends is a convenient way to build your account through the benefit of compounding.

As always, we welcome your comments and suggestions.

Sincerely,
[Graphic]
Richard B. Fisher
President
January 15, 1999

INVESTMENT REVIEW
[Graphic]

Jeff A. Kozemchak, CFA
Vice President
Federated Advisers

[Graphic]
CAN YOU PLEASE COMMENT ON THE ECONOMY AND MARKET ENVIRONMENT OVER THE FUND'S FISCAL YEAR?

The short-term municipal bond market performed well over the 12-month reporting period ended November 30, 1998, as it continued to deliver a significant incremental income advantage as compared to money market securities, while providing modest price appreciation.

Early in the reporting period, economic fundamentals were still the driving factor behind movements in short-term interest rates. With economic growth still strong-albeit slowing from its torrid 5.50% pace of growth in the first quarter of 1998 -market participants were content with the idea that the Federal Reserve Board (the "Fed") would remain on the sidelines. The anticipated drag on the U.S. economy resulting from the economic crises in Asia became apparent-particularly in the manufacturing sector-over the second quarter. This slowdown lent comfort to investors that economic growth would not be so robust as to ignite inflationary pressures.

By the third quarter of 1998, however, a dramatic shift in market sentiment was evident. Uncertainty in world economies resulted in vulnerability of our domestic equity market, and led to a substantial "flight to quality" to U.S. Treasury securities across the yield curve. Economic trouble spread to Russia and Latin America, and what had been perceived to have been a fairly modest drag on the U.S. economy as a result of the remote Asian crisis now became an overpowering influence on the market and expectations regarding future U.S. growth. Although economic fundamentals still remained fairly positive in this environment, fear dominated market sentiment over much of this period.

[Graphic]
HOW DID THIS ENVIRONMENT INFLUENCE THE FED'S POLICY ON INTEREST RATES?

Expectations regarding the direction of monetary policy did an abrupt about-face over the reporting period. The Fed adopted a tightening bias in March, a reflection of their underlying concern about inflationary pressures. By August, the Fed had removed its tightening bias as Fed officials perceived that the risks to the economy had become more balanced. By late August, however, market expectations that the Fed might eventually need to ease monetary policy to help the U.S. economy along, as a result of the world economic struggles, had begun to grow. This expectation intensified throughout September along with a need to restore liquidity to various market sectors. In response, at the September 29, 1998 Federal Open Market Committee meeting, the Fed voted to ease monetary policy by a modest 25 basis points. The Fed followed that move with another 25 basis point ease on October 15, 1998. This move had significant impact on both the fixed-income and equity markets. On November 17, 1998, the Fed added additional assurance with another 25 basis point cut-which brought the Federal Funds Target Rate down to 4.75%.

Interest rates in the short-term municipal market reflected this activity and declined significantly over the period. The yield on the three-year, A-rated general obligation municipal bond began the period at 4.25%, but declined in December and January to 3.90%. In April of 1998, yields rose from 4.05% to 4.40%, reflecting market concerns of an overheating domestic economy. In May of 1998, yields once again fell to 4.10% as concerns abated, and Asia once again dominated the market spotlight. Beginning in August, yields steadily declined as expectations of the needed Fed interest rate cuts became embedded in the market. By the end of the reporting period, yields were at 3.75%.

[Graphic]
HOW DID FEDERATED LIMITED TERM MUNICIPAL FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?

The fund performed very well over the reporting period on both a total return and income basis. For the fiscal year ended November 30, 1998, investors in the Class A Shares of the fund received an average annual total return of 4.95%,* based on net asset value. For the same period, investors in the Class F Shares of the fund received an average annual total return of 5.21%,* based on net asset value. These results exceeded the 4.62% return of the Lipper Short Term Municipal Debt Funds Average.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A and F Shares were 3.88% and 4.21%, respectively.

The fund's total return consisted mostly of tax-exempt income, as principal fluctuation was minimized due to the short-term effective average maturity of the portfolio. With bond yields declining over the period, the fund's net asset value per share rose 0.82% (from $9.78 to $9.86) over the 12-month reporting period.

[Graphic]
WHAT LEVEL OF INCOME DID THE FUND PRODUCE DURING THE 12-MONTH REPORTING
PERIOD?

For the fiscal year ended November 30, 1998, the fund's tax-exempt income totaled $0.396 per share for Class A Shares and $0.420 per share for Class F Shares. These income levels correspond to 12-month, tax-exempt distribution rates of 4.01% and 4.26% for investors in the Class A and Class F Shares, respectively. When considering the relative price stability of the fund, these distributions are attractive compared to municipal money market fund returns.

Also, as of November 30, 1998, the fund posted 30-day distribution rates of 4.05% for Class A Shares and 4.30% for Class F Shares. These rates are equivalent to taxable rates of 6.71% for Class A Shares and 7.12% for Class F Shares, assuming a top marginal tax rate of 39.60%. The 30-day SEC yields as of November 30, 1998, for Class A and Class F Shares were 3.61% and 3.86%, respectively.+

[Graphic]
WITH ANOTHER GOOD YEAR FOR MUNICIPAL BOND INVESTORS BEHIND US, WHAT
IS YOUR OUTLOOK FOR THE FUND AS WE ENTER 1999?
Our outlook continues to be optimistic for 1999. Interest rates have fallen moderately over the past 12 months, and if the economy slows in 1999, the Fed may be forced to once again cut short-term interest rates. In this environment of steady-to-declining interest rates, we believe that the fund should continue to provide a significant income advantage relative to money market funds with the potential for moderate price appreciation. As such, we plan to position the fund's average maturity to take advantage of lower-to-steady interest rates while searching for attractive tax-free income investment opportunities in order to best serve our shareholders.

 + The 30-day SEC yield is calculated by dividing the investment income per share for the prior 30 days by the maximum offering price per share on that date. The figure is compounded and annualized.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED LIMITED TERM MUNICIPAL FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $6,000 IN THE CLASS A SHARES OF FEDERATED LIMITED TERM MUNICIPAL FUND ON 9/1/93, REINVESTED
DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR
ACCOUNT WOULD HAVE BEEN WORTH $7,331 ON 11/30/98. YOU WOULD HAVE EARNED A 3.90%* AVERAGE ANNUAL TOTAL RETURN FOR THIS INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 12/31/98, the Class A Shares' annualized 1-year, 5-year, and since inception (9/1/93) total returns were 4.51%, 3.86%, and 4.09%, respectively. Class F Shares' annualized 1-year, 5-year, and since inception (9/1/93) total returns were 4.77%, 4.09%, and 4.32%, respectively.**

[The graphic presentation displayed here consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 9/1/93 to 11/30/98. The "y" axis is measured in increments of $3,000 ranging from $0 to $9,000 and indicates that the ending value of hypothetical initial investment of $6,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $7,331 on 11/30/98.]

 * Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge applicable to an initial investment in Class A Shares.
  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** The total return takes into account the 1.00% sales charge for Class A Shares and 1.00% contingent deferred sales charge for Class F Shares.

FEDERATED LIMITED TERM MUNICIPAL FUND

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 5 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $6,693.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Limited Term Municipal Fund on 9/1/93, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $6,000 but your account would have reached a total value of $6,693* by 11/30/98. You would have earned an average annual total return of 4.07%.

A practical investment plan helps you pursue income by investing in short-term municipal securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[The graphic presentation displayed here consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 9/1/93 to 11/30/98. The "y" axis is measured in increments of $2,000 ranging from $0 to $8,000 and indicates that the ending value of a hypothetical $1,000 initial investment and subsequent yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $6,693 on 11/30/98.]

 * This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED LIMITED TERM MUNICIPAL FUND
CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED LIMITED TERM MUNICIPAL FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Limited Term Municipal Fund (Class A Shares) (the "Fund") from September 1, 1993 (start of performance) to November 30, 1998, compared to the Lehman Brothers Three-Year Municipal Bond Index
(LB3YRMB).+

[The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Limited Term Municipal Fund, based on a 1.00% sales load is represented by a solid line and the Lehman Brothers Three-Year Municipal Bond Index ("LB3YRMB") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the LB3YRMB. The "x" axis reflects computation periods from 9/1/93 (Class A Shares' start of performance) to 11/30/98. The "y" axis reflects the cost of the investment, beginning with $8,000 and going up to $14,000, in increments of $2,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 1.00% sales load and the LB3YRMB. The ending values were $12,217 and $12,875 respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year and five year periods ended 11/30/98, and from the Class A Shares' start of performance (9/1/93) and ending 11/30/98. The total returns were 3.88%, 3.84% and 3.89% respectively.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB3YRMB has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges.

 + The LB3YRMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED LIMITED TERM MUNICIPAL FUND
CLASS F SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED LIMITED TERM MUNICIPAL FUND (CLASS F SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Limited Term Municipal Fund (Class F Shares) (the "Fund") from September 1, 1993 (start of performance) to November 30, 1998, compared to the Lehman Brothers Three-Year Municipal Bond Index (LB3YRMB).+

[The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class F Shares of Federated Limited Term Municipal Fund, based on a 1.00% sales load is represented by a solid line and the Lehman Brothers Three-Year Municipal Bond Index ("LB3YRMB") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the fund and the LB3YRMB. The "x" axis reflects computation periods from 9/31/93 (Class F Shares' start of performance) to 11/30/98. The "y" axis reflects the cost of the investment, beginning with $9,000 and going up to $13,000, in increments of $1,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class F Shares, based on a 1.00% sales load and the LB3YRMB. The ending values were $12,362 and 12,875 respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class F Shares Average Annual Total Returns for the one-year and five year period ended 11/30/98 and from the Class F Shares' start of performance (9/1/93) and ending 11/30/98. The total returns were 4.21%, 4.28% and 4.32% respectively.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $9,900 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) that was in effect prior to July 17, 1995. As of July 17, 1995, the Fund did not have a sales charge. A contingent deferred sales charge of 1.00% would be charged on any redemption. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB3YRMB has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The LB3YRMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED LIMITED TERM MUNICIPAL FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1998


PRINCIPAL                                                                      CREDIT
AMOUNT                                                                         RATING*            VALUE
(A)LONG-TERM MUNICIPALS-98.3%
                ALABAMA-0.5%
$   515,000     Mobile, AL, GO Warrants, 4.95%, 8/15/2000                      NR            $    525,815
                ALASKA-2.3%
  1,145,000     Alaska Industrial Development and Export Authority,
                Power Revenue Bonds (First Series), 4.75% (Snettisham
                Hydroelectric Project), 1/1/2002                               BBB              1,171,163
  1,145,000     Alaska Industrial Development and Export Authority,
                Power Revenue Bonds (First Series), 4.75% (Snettisham
                Hydroelectric Project), 1/1/2003                               BBB              1,173,350
                 Total                                                                          2,344,513
                CALIFORNIA-2.8%
    700,000     Delta Counties, CA Home Mortgage Finance Authority,
                SFM Revenue Bonds (Series 1998A), 4.85% (GNMA
                Collateralized Home Mortgage Program COL)/
                (MBIA INS), 12/1/2008                                          AAA                708,806
  1,000,000     Sacramento County, CA HDA, Multifamily Housing
                Revenue Bonds (Series I), 4.80% TOBs (Rancho Natomas
                Apartments)/(Dai-Ichi Kangyo Bank Ltd., Tokyo LOC),
                Mandatory Tender 12/15/2007                                    A3               1,000,000
  1,160,000     West Sacramento, CA, Limited Obligation Refunding
                Improvement Bonds, 4.80% (West Sacramento Reassessment
                District of 1998)/(Original Issue Yield: 4.90%), 9/2/2002      NR               1,162,088
                 Total                                                                          2,870,894
                COLORADO-6.3%
    570,000     Colorado HFA, SFM Revenue Bond, Series C-1, 7.65%
                (FHA/VA Mtgs. LOC), 12/1/2025                                  Aa2                636,918
  1,000,000     Colorado HFA, Single Family Program Senior Bonds (Series
                1998A-3), 4.60%, 11/1/2016                                     Aa2              1,007,660
  1,500,000     Colorado HFA, Single Family Program Senior Bonds (Series
                1998C-1), 4.70%, 5/1/2020                                      Aa2              1,522,755
  2,000,000     Denver, CO City & County Airport Authority, Airport
                System Revenue Bonds (Series 1996C), 5.05%, 11/15/2000         Baa1             2,042,100

FEDERATED LIMITED TERM MUNICIPAL FUND

PRINCIPAL                                                                      CREDIT
AMOUNT                                                                         RATING*           VALUE
(A)LONG-TERM MUNICIPALS-CONTINUED
                COLORADO-CONTINUED
$ 1,090,000     Denver, CO Health & Hospital Authority, Revenue Bonds,
                5.00%, 12/1/2002                                               BBB           $  1,118,787
                 Total                                                                          6,328,220
                DISTRICT OF COLUMBIA-2.5%
  2,335,000     District of Columbia Housing Finance Agency, SFM
                Revenue Bonds (Series 1998A), 6.25% (GNMA
                Collateralized Home Mortgage Program COL), 12/1/2028           AAA              2,511,503
                FLORIDA-1.9%
  1,800,000     Pinellas County, FL HFA, SFM Revenue Bonds, Series C,
                6.45% (GNMA COL), 3/1/2029                                     Aaa              1,894,824
                HAWAII-1.5%
  1,485,000     Hawaii State Department of Budget & Finance, Special
                Purpose Revenue Bonds, 4.65% (G.N. Wilcox Memorial
                Hospital), 7/1/2003                                            BBB+             1,507,914
                IDAHO-4.9%
  1,600,000     Boise, ID Industrial Development Corp., Multi-Mode
                Variable Rate Industrial Development Revenue Bonds
                (Series 1998) Weekly VRDNs (Multiquip Inc. Project)/(Bank
                of Tokyo-Mitsubishi Ltd. LOC)                                  A-               1,600,000
    390,000     Idaho Health Facilities Authority, Hospital Revenue Bonds
                (Series 1998), 4.50% (Idaho Elks Rehabilitation Hospital)/
                (Original Issue Yield: 4.55%), 7/15/2002                       BBB                392,902
    225,000     Idaho Health Facilities Authority, Hospital Revenue Bonds
                (Series 1998), 4.70% (Idaho Elks Rehabilitation Hospital)/
                (Original Issue Yield: 4.75%), 7/15/2004                       BBB                227,705
    750,000     Idaho Health Facilities Authority, Improvement &
                Refunding Revenue Bonds, 4.40% (Bannock Regional
                Medical Center)/(Original Issue Yield: 4.30%), 5/1/2002        BBB+               753,960
  2,000,000     Idaho Housing Agency, SFM Bonds, Series B, 4.65%,
                7/1/2028                                                       Aaa              2,012,160
                 Total                                                                          4,986,727
                ILLINOIS-10.1%
  1,025,000     Chicago, IL, Collateralized SFM Revenue Bonds
                (Series 1997B), 5.10% (GNMA Collateralized Home
                Mortgage Program COL), 9/1/2007                                Aaa              1,058,302

FEDERATED LIMITED TERM MUNICIPAL FUND

PRINCIPAL                                                                      CREDIT
AMOUNT                                                                         RATING*           VALUE
(A)LONG-TERM MUNICIPALS-CONTINUED
                ILLINOIS-CONTINUED
$ 1,655,000     Chicago, IL, Collateralized SFM Revenue Bonds,
                Series A-1, 4.85% (GNMA COL), 3/1/2015                          Aaa          $  1,682,308
    750,000     Chicago, IL, Gas Supply Revenue Bonds, 7.50% (Peoples
                Gas Light & Coke Company), 3/1/2015                             AA-               797,070
    925,000     Illinois Development Finance Authority, (Series 1995)
                Revenue Bonds, 5.80% (Catholic Charities Housing
                Development Corp.), 1/1/2007                                    NR                961,149
    150,000     Illinois Development Finance Authority, Housing Revenue
                Bonds, 5.25% (Catholic Charities Housing Development
                Corp.)/(Archdiocese of Chicago GTD), 1/1/1999                   NR                150,089
    650,000     Illinois Development Finance Authority, Mortgage Revenue
                Refunding Bonds, Series 1997A, 5.20% (MBIA INS)/(FHA
                LOC), 7/1/2008                                                  AAA               678,906
  2,000,000     Illinois Development Finance Authority, Solid Waste
                Disposal Revenue Bonds, 7.125% (WMX Technologies, Inc.),
                1/1/2001                                                        BBB+            2,105,840
    400,000     Illinois Educational Facilities Authority, Revenue Bonds,
                5.25% (Illinois Institute of Technology)/(Original Issue
                Yield: 5.35%), 12/1/1998                                        BBB-              400,020
    580,000     Illinois Health Facilities Authority, Refunding Revenue
                Bonds (Series 1996B), 4.80% (Sarah Bush Lincoln Health
                Center), 2/15/1999                                              A-                581,960
    505,000     Illinois Health Facilities Authority, Refunding Revenue
                Bonds (Series 1996B), 5.00% (Sarah Bush Lincoln Health
                Center), 2/15/2000                                              A-                513,292
    615,000     Illinois Health Facilities Authority, Refunding Revenue
                Bonds (Series 1996B), 5.00% (Sarah Bush Lincoln Health
                Center)/(Original Issue Yield: 5.10%), 2/15/2001                A-                629,471
    670,000     Illinois Health Facilities Authority, Refunding Revenue
                Bonds (Series 1996B), 5.125% (Sarah Bush Lincoln Health
                Center)/(Original Issue Yield: 5.25%), 2/15/2002                A-                691,628
                 Total                                                                         10,250,035

FEDERATED LIMITED TERM MUNICIPAL FUND

PRINCIPAL                                                                      CREDIT
AMOUNT                                                                         RATING*           VALUE
(A)LONG-TERM MUNICIPALS-CONTINUED
                INDIANA-4.9%
$   630,000     Indiana Health Facility Financing Authority, Hospital
                Refunding & Revenue Bonds (Series 1996), 5.625% (Hancock
                Memorial Hospital and Health Services), 8/15/2000              BBB+          $    645,750
    685,000     Indiana Health Facility Financing Authority, Hospital
                Refunding & Revenue Bonds (Series 1996), 5.625% (Hancock
                Memorial Hospital and Health Services), 8/15/2001              BBB+               706,845
    725,000     Indiana Health Facility Financing Authority, Hospital
                Refunding & Revenue Bonds (Series 1996), 5.625% (Hancock
                Memorial Hospital and Health Services), 8/15/2002              BBB+               753,420
  1,700,000     Indiana Health Facility Financing Authority, Hospital
                Revenue Refunding Bonds, 4.50% (Floyd Memorial
                Hospital, IN)/(Original Issue Yield: 4.53%), 2/15/2005         A                1,715,946
    935,000     LaPorte County, IN Hospital Authority, Refunding Revenue
                Bonds, 5.80% (LaPorte Hospital, Inc., IN)/(Original Issue
                Yield: 5.898%), 3/1/2000                                       Baa1               954,803
    225,000     Marion County, IN Hospital Authority, Hospital Facility
                Revenue Refunding Bonds, 6.50% (Methodist Hospital of
                Indiana)/(Original Issue Yield: 7.374%), 9/1/2008              AAA                235,127
                 Total                                                                          5,011,891
                KANSAS-2.7%
    335,000     Newton, KS, Hospital Revenue Refunding Bonds,
                Series 1998, 4.65% (Newton Healthcare Corp.)/(Original
                Issue Yield: 4.70%), 11/15/2001                                BBB-               338,451
    370,000     Newton, KS, Hospital Revenue Refunding Bonds,
                Series 1998, 4.80% (Newton Healthcare Corp.)/(Original
                Issue Yield: 4.90%), 11/15/2003                                BBB-               375,287
  1,000,000     Sedgwick & Shawnee Counties, KS, SFM Revenue Bonds,
                Mortgage-Backed Securities Program, Series 1998 A-1, 5.00%
                (GNMA Collateralized Home Mortgage Program COL), 6/1/2013      Aaa              1,007,500

FEDERATED LIMITED TERM MUNICIPAL FUND

PRINCIPAL                                                                      CREDIT
AMOUNT                                                                         RATING*           VALUE
(A)LONG-TERM MUNICIPALS-CONTINUED
                KANSAS-CONTINUED
$   995,000     Sedgwick & Shawnee Counties, KS, SFM Revenue Bonds
                (Series 1997A-1), 5.10% (GNMA Collateralized Home
                Mortgage Program COL), 12/1/2014                               Aaa           $  1,023,139
                 Total                                                                          2,744,377
                LOUISIANA-1.6%
  1,500,000     Louisiana State Offshore Term Authority, Deepwater Port
                Refunding Revenue Bonds (First Stage Series 1992B), 6.00%
                (Loop, Inc.), 9/1/2001                                         A                1,583,160
                MASSACHUSETTS-4.0%
    750,000     Greater New Bedford Regional Refuse Management
                District, MA, UT GO Bonds, 5.00% (Original Issue
                Yield: 5.10%), 5/1/1999                                        Baa                754,838
    500,000     Greater New Bedford Regional Refuse Management
                District, MA, UT GO Bonds, 5.10% (Original Issue
                Yield: 5.20%), 5/1/2000                                        Baa                507,795
  1,000,000     Massachusetts IFA, Resource Recovery Revenue Refunding
                Bonds, Series 1998A, 4.60% (Ogden Haverhill), 12/1/2002        BBB              1,009,170
  1,000,000     Massachusetts IFA, Resource Recovery Revenue Refunding
                Bonds, Series 1998A, 4.70% (Ogden Haverhill), 12/1/2003        BBB              1,010,830
  2,000,000  (b)Massachusetts IFA, Solid Waste Disposal Sr. Lien Revenue
                Bonds (Series A), 8.00% (Massachusetts Recycling
                Association), 8/1/1999                                         NR                 750,000
                 Total                                                                          4,032,633
                MINNESOTA-1.6%
  1,500,000     Maplewood, MN, Health Care Facility Revenue Bonds
                (Series 1996), 5.95% (Healtheast, MN), 11/15/2006              BBB              1,573,290
                MISSOURI-5.6%
  1,000,000     Kansas City, MO IDA, PCR Bonds, 6.05% (General Motors
                Corp.), 4/1/2006                                               A-               1,019,040
  3,000,000     Missouri State Housing Development Commission, SFM
                Revenue Bonds (Series 1998D-2), 6.50% (GNMA
                Collateralized Home Mortgage Program COL), 9/1/2029            AAA              3,334,920

FEDERATED LIMITED TERM MUNICIPAL FUND

PRINCIPAL                                                                      CREDIT
AMOUNT                                                                         RATING*           VALUE
(A)LONG-TERM MUNICIPALS-CONTINUED
                MISSOURI-CONTINUED
$   450,000     West Plains, MO IDA, Hospital Revenue Bonds, 4.70%
                (Ozarks Medical Center)/(Original Issue Yield: 4.80%),
                11/15/2002                                                     BBB-          $    455,090
    440,000     West Plains, MO IDA, Hospital Revenue Bonds, 4.85%
                (Ozarks Medical Center)/(Original Issue Yield: 4.95%),
                11/15/2003                                                     BBB-               447,062
    425,000     West Plains, MO IDA, Hospital Revenue Bonds, 5.05%
                (Ozarks Medical Center)/(Original Issue Yield: 5.125%),
                11/15/2005                                                     BBB-               435,634
                 Total                                                                          5,691,746
                NEBRASKA-1.0%
    991,810  (c)Energy America, NE, Gas Supply Revenue Bonds (Series
                1998B), 5.10% (Nebraska Public Gas Agency), 10/15/2005         NR               1,007,788
                NEW JERSEY-1.0%
  1,000,000     New Jersey Health Care Facilities Financing Authority,
                Revenue Bonds, 5.00% (Capital Health System Group)/
                (American Capital Access INS), 7/1/2005                        A                1,037,420
                NEW MEXICO-1.9%
  1,750,000     New Mexico Mortgage Finance Authority, Single Family
                Mortgage Program Bonds (Series 1998C), 6.00% (GNMA
                Collateralized Home Mortgage Program COL), 7/1/2029            AAA              1,877,540
                NEW YORK-8.3%
  1,550,000     New York City, NY, GO UT Refunding Bonds (Series B),
                5.30%, 8/15/2000                                               A-               1,593,400
    450,000     New York City, NY, GO UT Refunding Bonds (Series B),
                5.30%, 8/15/2000                                               A-                 463,973
  1,800,000     New York City, NY, UT GO Bonds (Series B), 7.50% (Original
                Issue Yield: 7.60%), 2/1/2001                                  A-               1,935,162
  1,000,000     New York State Dormitory Authority, Mental Health
                Services Facilities Improvement Revenue Bonds (Series A),
                5.00% (Original Issue Yield: 5.05%), 2/15/2002                 A-               1,031,290
  1,000,000     New York State Mortgage Agency, Homeowner Mortgage
                Revenue Bonds, Series 71, 4.75%, 10/1/2021                     Aa2              1,008,750
  1,065,000     Niagara Falls, NY CSD, Certificates of Participation
                (Series 1998), 5.50%, 6/15/2001                                BBB-             1,100,678

FEDERATED LIMITED TERM MUNICIPAL FUND

PRINCIPAL                                                                      CREDIT
AMOUNT                                                                         RATING*           VALUE
(A)LONG-TERM MUNICIPALS-CONTINUED
                NEW YORK-CONTINUED
$ 1,185,000     Niagara Falls, NY CSD, Certificates of Participation
                (Series 1998), 5.625%, 6/15/2003                               BBB-          $  1,246,632
                 Total                                                                          8,379,885
                NORTH CAROLINA-1.0%
  1,000,000     North Carolina Eastern Municipal Power Agency,
                Refunding Revenue Bonds (Series B), 5.375% (Original Issue
                Yield: 5.50%), 1/1/2001                                        BBB              1,026,620
                NORTH DAKOTA-3.8%
  2,795,000     North Dakota State HFA, Housing Finance Program Bonds
                (Series 1997C), 4.70%, 1/1/2022                                Aa3              2,818,534
    990,000     North Dakota State HFA, Housing Finance Program Bonds
                (Series 1998A), 4.60%, 1/1/2023                                Aa3                994,752
                 Total                                                                          3,813,286
                OHIO-5.0%
    500,000     Franklin County, OH Health Care Facilities, Revenue
                Refunding Bonds, 4.60% (Ohio Presbyterian Retirement
                Services)/(Original Issue Yield: 4.70%), 7/1/2001              NR                 503,655
    315,000     Franklin County, OH Health Care Facilities, Revenue
                Refunding Bonds, 4.80% (Ohio Presbyterian Retirement
                Services)/(Original Issue Yield: 4.90%), 7/1/2003              NR                 318,840
    460,000     Franklin County, OH Health Care Facilities, Revenue
                Refunding Bonds, 5.00% (Ohio Presbyterian Retirement
                Services), 7/1/2004                                            NR                 468,910
  1,550,000     Marion County, OH Hospital Authority, Hospital Refunding
                & Improvement Revenue Bonds (Series 1996), 5.50%
                (Community Hospital of Springfield), 5/15/2000                 BBB+             1,586,348
  1,090,000     Ohio Enterprise Bond Fund, (Series 1995-3) State Economic
                Development Revenue Bonds, 5.60% (Smith Steelite),
                12/1/2003                                                      A-               1,160,240
  1,000,000     Ohio HFA, Residential Mortgage Revenue Bonds (Series
                1998A-1), 4.90% (GNMA Collateralized Home Mortgage
                Program COL), 9/1/2025                                         AAA              1,014,370
                 Total                                                                          5,052,363

FEDERATED LIMITED TERM MUNICIPAL FUND

PRINCIPAL                                                                      CREDIT
AMOUNT                                                                         RATING*           VALUE
(A)LONG-TERM MUNICIPALS-CONTINUED
                PENNSYLVANIA-7.6%
$   615,000     Clarion County, PA Hospital Authority, Revenue Refunding
                Bonds, Series 1997, 4.75% (Clarion County Hospital)/
                (Original Issue Yield: 4.85%), 7/1/2001                        BBB-          $    623,561
    850,000     Clarion County, PA Hospital Authority, Revenue Refunding
                Bonds, Series 1997, 5.00% (Clarion County Hospital),
                7/1/2002                                                       BBB-               870,256
    830,000     Grove City Area Hospital Authority, Hospital Revenue
                Bonds, Series 1998, 4.50% (United Community Hospital)/
                (Original Issue Yield: 4.60%), 7/1/2003                        BBB                824,813
    735,000     Hazleton, PA Health Services Authority, Hospital Revenue
                Bonds (Series 1996), 5.40% (Hazleton-St. Joseph Medical
                Center), 7/1/2001                                              BBB+               749,347
    195,000     Jeannette Health Services Authority, PA, Hospital Revenue
                Bonds (Series A of 1996), 4.85% (Jeannette District Memorial
                Hospital)/(Original Issue Yield: 4.95%), 11/1/2000             BBB+               197,746
    155,000     Jeannette Health Services Authority, PA, Hospital Revenue
                Bonds (Series A of 1996), 5.05% (Jeannette District Memorial
                Hospital)/(Original Issue Yield: 5.15%), 11/1/2001             BBB+               158,258
    220,000     Jeannette Health Services Authority, PA, Hospital Revenue
                Bonds (Series A of 1996), 5.15% (Jeannette District Memorial
                Hospital)/(Original Issue Yield: 5.30%), 11/1/2002             BBB+               226,871
  1,200,000     Pennsylvania EDFA, Resource Recovery Refunding
                Revenue Bonds (Series B), 6.75% (Northampton
                Generating), 1/1/2007                                          BBB-             1,309,284
    595,000     Philadelphia, PA Hospitals & Higher Education Facilities
                Authority, Hospital Revenue Bonds (Series 1997), 5.00%
                (Jeanes Hospital, PA), 7/1/2000                                BBB+               602,812
    620,000     Philadelphia, PA Hospitals & Higher Education Facilities
                Authority, Hospital Revenue Bonds (Series 1997), 5.20%
                (Jeanes Hospital, PA), 7/1/2001                                BBB+               632,022
    435,000     Philadelphia, PA IDA, Revenue Bonds, 4.55% (Franklin
                Institute), 6/15/2003                                          Baa2               440,259

FEDERATED LIMITED TERM MUNICIPAL FUND

PRINCIPAL                                                                      CREDIT
AMOUNT                                                                         RATING*           VALUE
(A)LONG-TERM MUNICIPALS-CONTINUED
                 PENNSYLVANIA-CONTINUED
$ 1,080,000     Scranton-Lackawanna, PA Health & Welfare Authority,
                Revenue Bonds (Series A), 6.35% (Allied Services
                Rehabilitation Hospitals, PA), 7/15/1999                       NR            $  1,089,936
                 Total                                                                          7,725,165
                RHODE ISLAND-4.1%
  3,885,000     Rhode Island State Student Loan Authority, Student Loan
                Revenue Refunding Bond, Series B, 6.75% (Original Issue
                Yield: 6.80%), 12/1/2001                                       A                4,156,095
                SOUTH DAKOTA-3.3%
    225,000     South Dakota State Health & Educational Authority,
                Revenue Bonds, 6.00% (Huron Regional Medical
                Center, SD), 4/1/1999                                          BBB                225,884
  3,000,000     South Dakota Student Loan Finance Corp., (Series A)
                Student Loan Revenue Bonds, 5.85%, 8/1/2000                    A+               3,107,370
                 Total                                                                          3,333,254
                TENNESSEE-3.0%
    585,000     Montgomery County, TN HEFA Board, Hospital Revenue
                Refunding Bonds, 4.50% (Clarksville Regional Hospital)/
                (Original Issue Yield: 4.60%), 1/1/2003                        BBB                588,188
    915,000     Montgomery County, TN HEFA Board, Hospital Revenue
                Refunding Bonds, 4.55% (Clarksville Regional Hospital)/
                (Original Issue Yield: 4.65%), 1/1/2004                        BBB                917,361
    730,000     Montgomery County, TN HEFA Board, Hospital Revenue
                Refunding Bonds, 4.65% (Clarksville Regional Hospital)/
                (Original Issue Yield: 4.75%), 1/1/2005                        BBB                732,431
    800,000     Springfield, TN Health & Educational Facilities Board,
                Hospital Revenue Bonds, 7.50% (NorthCrest Medical
                Center), 4/1/2000                                              NR                 831,608
                 Total                                                                          3,069,588
                TEXAS-3.8%
    500,000     Bell County, TX HFDC, Retirement Facility Revenue Bonds
                (Series 1998A), 4.40% (Buckner Retirement Services, Inc.
                Obligated Group Project)/(Original Issue Yield: 4.50%),
                11/15/2002                                                     A-                 503,060

FEDERATED LIMITED TERM MUNICIPAL FUND

PRINCIPAL                                                                      CREDIT
AMOUNT                                                                         RATING*           VALUE
(A)LONG-TERM MUNICIPALS-CONTINUED
                TEXAS-CONTINUED
$ 1,270,000     Bell County, TX HFDC, Retirement Facility Revenue Bonds
                (Series 1998A), 5.00% (Buckner Retirement Services, Inc.
                Obligated Group Project), 11/15/2004                           A-            $  1,312,228
  1,000,000  (c)Greenville, TX Industrial Development Corp., Airport
                Revenue Refunding Bonds, Series 1996, 5.15% (Raytheon/
                E-Systems, Inc.), 8/1/2000                                     NR               1,021,990
  1,000,000     Northeast Hospital Authority, TX, Hospital Revenue
                Refunding Bonds (Series 1997), 5.25% (Northeast Medical
                Center Hospital), 5/15/1999                                    BBB              1,009,530
                 Total                                                                          3,846,808
                UTAH-1.0%
  1,000,000     Davis County, Utah Solid Waste Management & Energy
                Recovery Special Service Dist., Refunding Revenue Bonds,
                5.30% (Original Issue Yield: 5.40%), 6/15/1999                 BBB+             1,005,020
                VIRGINIA-0.3%
    255,000     Prince William County, VA IDA, Hospital Revenue Bonds,
                6.10% (Potomac Hospital Corp., VA), 10/1/1999                  A2                 261,053
                 TOTAL INVESTMENTS (IDENTIFIED COST $98,957,942)(D)                          $ 99,449,427

 * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

  (a) At November 30, 1998, 46.2% of the total investments at market value were subject to alternative minimum tax.

  (b)  Non-income producing security.

  (c) Denotes a private placement security. At November 30, 1998, these securities amounted to $2,029,778 which represents 2% of total net assets.

  (d) The cost of investments for federal tax purposes amounts to $98,957,942. The net unrealized appreciation of investments on a federal tax basis amounts to $491,485 which is comprised of $1,663,222 appreciation and $1,171,737 depreciation at November 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($101,137,890) at November 30, 1998.

The following acronyms are used throughout this portfolio:

COL -Collateralized
CSD -Central School District
EDFA -Economic Development Financing Authority
FHA -Federal Housing Administration
GNMA -Government National Mortgage Association
GO -General Obligation
GTD -Guaranty
HDA -Hospital Development Authority
HEFA -Health and Education Facilities Authority
HFA -Housing Finance Authority
HFDC -Health Facility Development Corporation
IDA -Industrial Development Authority
IFA -Industrial Finance Authority
INS -Insured
LOC -Letter of Credit
MBIA -Municipal Bond Investors Assurance
PCR -Pollution Control Revenue
SFM -Single Family Mortgage
TOBs -Tender Option Bonds
UT -Unlimited Tax
VRDNs -Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM MUNICIPAL FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998

ASSETS:
Total investments in securities, at value
(identified and tax cost $98,957,942)                                  $  99,449,427
Cash                                                                          57,825
Income receivable                                                          1,720,335
Receivable for investments
sold                                                                         115,000
Receivable for shares sold                                                    58,517
Total assets                                                             101,401,104
LIABILITIES:
Payable for shares redeemed                                $ 140,000
Income distribution payable                                   61,181
Accrued expenses                                              62,033
Total liabilities                                                            263,214
NET ASSETS for 10,260,919 shares outstanding                           $ 101,137,890
NET ASSETS CONSIST OF:
Paid in capital                                                        $ 102,982,479
Net unrealized appreciation of investments                                   491,485
Accumulated net realized loss on investments                              (2,309,407)
Distributions in excess of net investment income                             (26,667)
Total net assets                                                       $ 101,137,890
Net Asset Value, Offering Price, and Redemption Proceeds
Per Share:
CLASS F SHARES:
Net Asset Value Per Share
($28,964,052/2,938,620 shares outstanding)                                     $9.86
Offering Price Per Share (100/100 of $9.86)*                                   $9.86
Redemption Proceeds Per Share (99.00/100 of $9.86)**                           $9.76
CLASS A SHARES:
Net Asset Value Per Share
($72,173,838/7,322,299 shares outstanding)                                     $9.86
Offering Price Per Share (100/99.00 of $9.86)*                                 $9.96
Redemption Proceeds Per Share (100/100 of $9.86)**                             $9.86


 * See "What Shares Cost" in the Prospectus.

 ** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM MUNICIPAL FUND
STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1998


INVESTMENT INCOME:
Interest                                                                     $ 4,571,838
EXPENSES:
Investment advisory fee                                       $   368,391
Administrative personnel and services fee                         155,000
Custodian fees                                                      5,089
Transfer and dividend disbursing agent fees
and expenses                                                        52,526
Directors'/Trustees' fees                                            4,701
Auditing fees                                                       14,691
Legal fees                                                           2,440
Portfolio accounting fees                                           67,510
Distribution services fee-Class F Shares                            36,497
Distribution services fee-Class A Shares                           169,422
Shareholder services fee-Class F Shares                             60,829
Shareholder services fee-Class A Shares                            169,422
Share registration costs                                            79,815
Printing and postage                                                20,624
Insurance premiums                                                   3,200
Taxes                                                                7,125
Miscellaneous                                                       54,514
Total expenses                                                   1,271,796
Waivers and reimbursements-
Waiver of investment advisory fee                  $  (368,391)
Waiver of distribution services fee-Class F Shares     (36,497)
Reimbursement of other operating expenses              (98,890)
Total waivers and reimbursements                                                (503,778)
Net expenses                                                                     768,018
Net investment income                                                          3,803,820
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                  51,809
Net change in unrealized appreciation (depreciation)
of investments                                                                   647,232
Net realized and unrealized gain on investments                                  699,041
Change in net assets resulting from operations                               $ 4,502,861


(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM MUNICIPAL FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED
                                                       NOVEMBER 30,
                                                  1998                1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income                       $   3,803,820         $   3,538,645
Net realized gain on investments
($51,808 and $39,808, respectively, as
computed for federal tax purposes)                 51,809                39,808
Net change in unrealized appreciation/
depreciation                                      647,232               (13,463)
Change in net assets
resulting from operations                       4,502,861             3,564,990
DISTRIBUTIONS TO SHAREHOLDERS-
Distributions from net
investment income
Class F Shares                                 (1,033,307)           (1,064,074)
Class A Shares                                 (2,717,180)           (2,474,571)
Change in net assets resulting from
distributions to shareholders                  (3,750,487)           (3,538,645)
SHARE TRANSACTIONS-
Proceeds from sale of shares                   74,092,164            48,505,545
Net asset value of shares issued to
shareholders in payment of distributions
declared                                        2,938,599             2,377,856
Cost of shares redeemed                       (49,864,970)          (77,560,411)
Change in net assets resulting from share
transactions                                   27,165,793           (26,677,010)
Change in net assets                           27,918,167           (26,650,665)
NET ASSETS:
Beginning of period                            73,219,723            99,870,388
End of period                               $ 101,137,890         $  73,219,723


(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM MUNICIPAL FUND
FINANCIAL HIGHLIGHTS-CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               YEAR ENDED NOVEMBER 30,
                                     1998        1997        1996            1995    1994
NET ASSET VALUE, BEGINNING
OF PERIOD                          $ 9.78       $ 9.76      $ 9.85          $ 9.49       $10.02
Net investment income                0.40         0.41        0.40            0.46         0.43
Net realized and unrealized
gain (loss) on investments           0.08         0.02       (0.08)           0.36        (0.53)
Total from investment
operations                           0.48         0.43        0.32            0.82        (0.10)
LESS DISTRIBUTIONS
Distributions from net
investment income                   (0.40)       (0.41)      (0.40)          (0.46)       (0.43)
Distributions in excess of
net investment income                   -            -       (0.01)(a)           -            -
Total distributions                 (0.40)       (0.41)      (0.41)          (0.46)       (0.43)
NET ASSET VALUE, END OF PERIOD     $ 9.86       $ 9.78      $ 9.76          $ 9.85       $ 9.49
TOTAL RETURN(B)                      4.95%        4.45%       3.34%           8.67%       (0.95%)
RATIOS TO AVERAGE NET ASSETS
Expenses                             0.90%        0.90%       0.81%           0.68%        0.63%
Net investment income                4.08%        4.17%       4.14%           4.72%        4.33%
Expense waiver/
reimbursement(c)                     0.50%        0.48%       0.54%           1.03%        0.94%
SUPPLEMENTAL DATA
Net assets, end of period
(000 omitted)                     $72,174      $52,921     $73,570         $65,179      $32,644
Portfolio turnover                     25%          33%         49%             47%         135%


  (a) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM MUNICIPAL FUND
FINANCIAL HIGHLIGHTS-CLASS F SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                               YEAR ENDED NOVEMBER 30,
                                    1998        1997        1996             1995      1994
NET ASSET VALUE, BEGINNING
OF PERIOD                          $ 9.78      $ 9.76      $ 9.85          $ 9.49      $10.02
Net investment income                0.42        0.43        0.43            0.47        0.45
Net realized and unrealized
gain (loss) on investments           0.08        0.02       (0.08)           0.36       (0.53)
Total from investment
operations                           0.50        0.45        0.35            0.83       (0.08)
LESS DISTRIBUTIONS
Distributions from net
investment income                   (0.42)      (0.43)      (0.43)          (0.47)      (0.45)
Distributions in excess of
net investment income                   -           -       (0.01)(a)           -            -
Total distributions                 (0.42)      (0.43)      (0.44)          (0.47)       (0.45)
NET ASSET VALUE, END OF PERIOD     $ 9.86      $ 9.78      $ 9.76          $ 9.85       $ 9.49
TOTAL RETURN(B)                      5.21%       4.71%       3.60%           8.86%       (0.75% )
RATIOS TO AVERAGE NET ASSETS
Expenses                             0.65%       0.65%       0.56%           0.49%        0.44%
Net investment income                4.28%       4.42%       4.40%           4.91%        4.57%
Expense waiver/
reimbursement(c)                     0.65%       0.63%       0.69%           1.12%        0.94%
SUPPLEMENTAL DATA
Net assets, end of period
(000 omitted)                     $28,964     $20,298     $26,300         $26,442      $12,804
Portfolio turnover                     25%         33%         49%             47%         135%


  (a) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1998

1. ORGANIZATION

Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Limited Term Municipal Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Class F Shares and Class A Shares. The investment objective of the fund is to provide a high level of current income which is exempt from federal income tax (federal regular income tax does not include the federal alternative minimum tax) consistent with the preservation of principal.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.
At November 30, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $2,309,407, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
     2002             $1,870,398
     2003                439,009

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK
At November 30, 1998, par value shares ($0.001 per share) authorized were as follows:

                                       NUMBER OF PAR VALUE
CLASS NAME                          CAPITAL STOCK AUTHORIZED
Class A Shares                            1,000,000,000
Class F Shares                            1,000,000,000
Total                                     2,000,000,000

Transactions in capital stock were as follows:


                                               YEAR ENDED NOVEMBER 30,
                                          1998                           1997
CLASS A SHARES                    SHARES         AMOUNT          SHARES         AMOUNT
Shares sold                       6,369,593  $  62,557,215     4,570,072    $  44,472,437
Shares issued to shareholders
in payment of distributions
declared                            217,217      2,136,622       171,877        1,673,674
Shares redeemed                  (4,673,113)   (46,010,794)   (6,867,445)     (66,808,856)
Net change resulting from
Class A Share transactions        1,913,697  $  18,683,043    (2,125,496)   $ (20,662,745)

                                 YEAR ENDED NOVEMBER 30,
                                          1998                           1997
CLASS F SHARES                    SHARES          AMOUNT         SHARES           AMOUNT
Shares sold                       1,174,688  $  11,534,949       413,737    $   4,033,108
Shares issued to shareholders
in payment of distributions
declared                             81,531        801,977        72,297          704,182
Shares redeemed                    (392,161)    (3,854,176)   (1,104,776)     (10,751,555)
Net change resulting from
Class F Share transactions          864,058  $   8,482,750      (618,742)   $  (6,014,265)
Net change resulting from
share transactions                2,777,755  $  27,165,793    (2,744,238)  $  (26,677,010)


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Corporation's Class F and Class A Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                        PERCENTAGE OF AVERAGE
SHARE CLASS NAME     DAILY NET ASSETS OF CLASS
Class A Shares                0.25%
Class F Shares                0.15%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS-During the period ended November 30, 1998, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $57,126,124 and $70,191,974, repectively.

GENERAL-Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding short-term securities for the period ended November 30, 1998, were as follows:

PURCHASES   $50,629,203
SALES       $21,855,528

6. YEAR 2000 (UNAUDITED)
Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of FIXED INCOME SECURITIES, INC.
and the Shareholders of FEDERATED LIMITED TERM MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities of Federated Limited Term Municipal Fund (a portfolio of Fixed Income Securities, Inc.), including the schedule of investments, as of November 30, 1998, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the five-year period ended November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Limited Term Municipal Fund as of November 30, 1998, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts
January 15, 1999

DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr., Esq.
Peter E. Madden
John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President and Secretary

Richard J. Thomas
 Treasurer

Nicholas J. Seitanakis
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]

 Federated Investors
 Federated Securities Corp., Distributor
 Federated Investors, Inc.
 Federated Investors Tower
 1001 Liberty Avenue
 Pittsburgh, PA 15222-3779
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Cusip 338319502
Cusip 338319403
G00278-02 (1/99)

[Graphic]




 [Graphic]
 Federated Investors

 [Graphic]

Federated Strategic Income Fund

4th Annual Report

November 30, 1998

ESTABLISHED 1994

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

Federated Strategic Income Fund was created in 1994, and I am pleased to present its fourth Annual Report. This report covers the 12-month reporting period from December 1, 1997 through November 30, 1998. It begins with an interview with the fund's portfolio manager, Joseph M. Balestrino, Senior Vice President of Federated Advisers. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings, and third is the publication of the fund's financial statements.

Federated Strategic Income Fund produced generous monthly income through a widely diversified portfolio of bonds. The fund's managers shifted the composition of the $937 million portfolio among key bond sectors. These sectors are not well correlated, which means that the risks and potential rewards may not occur at the same time. The bonds' price movements act, to some degree, independently, which has historically rewarded shareholders with very good total returns. The fund's sector allocations as of November 30, 1998 were 35% domestic high-quality bonds, 36% domestic high-yield bonds, and 31% international bonds.*

The bond market, particularly later in the period, was characterized by a continued flight-to-quality, which benefited Treasuries and high-quality corporate bonds. On the other hand, the environment was weak for U.S. high-yield and international emerging market bonds. The fund's ability to diversify among different market sectors resulted in a high level of income that helped temper a decline in net asset value.

 * Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential. Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Individual share class annualized total return performance for the 12-month period, including realized gains and income distributions, follows.**

                 TOTAL             CAPITAL          NET ASSET
                 RETURN   INCOME    GAINS         VALUE CHANGE
Class A Shares   2.94%    $0.879   $0.034     $10.41 to $9.79 = (6%)
Class B Shares   2.17%    $0.803   $0.034     $10.40 to $9.79 = (6%)
Class C Shares   2.18%    $0.804   $0.034     $10.41 to $9.79 = (6%)
Class F Shares   2.94%    $0.879   $0.034     $10.41 to $9.79 = (6%)

Thank you for entrusting a portion of your wealth in this highly diversified approach to bond investing. Remember, reinvesting your monthly dividends is a convenient way to build your account and help your money grow through the benefit of compounding.

As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1999

 ** Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (1.69%), (3.00%), 1.24%, and 0.94%, respectively.

INVESTMENT REVIEW

[Graphic]

Joseph M. Balestrino
Senior Vice President
Federated Advisers

[Shareholders' Note: This fund is co-managed by a team of portfolio managers, in addition to lead manager Joseph M. Balestrino, who are experts in the following key bond market sectors: U.S. government-Kathy Foody-Malus, Vice President, Federated Advisers; high-yield corporate bonds-Mark E. Durbiano, Senior Vice President, Federated Advisers; and international bonds-Robert Kowit, Vice President, Federated
Global Research Corp.]

[Graphic]

THE FUND'S FISCAL YEAR SAW VERY DIFFERENT PERFORMANCES FROM THE MAJOR BOND MARKETS IN WHICH THE FUND INVESTS. WHAT IS THE FUND MANAGEMENT'S REVIEW OF THE 12-MONTH REPORTING PERIOD?

The fund invests in a combination of U.S. high-quality bonds, high-yield corporate bonds and international bonds. Performance within the various asset classes did vary widely over the past year. The general theme was that higher quality outperformed lower quality and domestic outperformed international. Taken as a whole, it was an atypical year, in that the lowest yielding securities (U.S. government and high-quality foreign government securities) were the strongest performers.

Specific to fund shareholders, domestic high-quality bonds generated solid returns while the high-yield and emerging market segment of the international portion generated flat-to-negative returns. The relative underperformance in the latter two sectors essentially occurred in the third calendar quarter of 1998, a direct result of the international economic and currency crises which started in Asia and spread virtually worldwide.

[Graphic]

HOW DID FEDERATED STRATEGIC INCOME FUND PERFORM COMPARED TO ITS
BENCHMARK OVER THE 12-MONTH REPORTING PERIOD?

For the fiscal year ended November 30, 1998, the fund's Class A Shares posted an average annual total return of 2.94%, based on net asset value.* The fund's Class B, C, and F Shares achieved average annual total returns of 2.17%, 2.18%, and 2.94%, respectively, based on net asset value.* The fund's returns exceeded the 2.10% return of the Lipper Multi-Sector Income Funds Average.** A strong level of income generated by the fund was the positive contributor to the total return, offsetting a 6% decline in net asset value.

[Graphic]

WHAT WAS THE TOTAL INCOME PAID PER SHARE DURING THE
12-MONTH REPORTING PERIOD?

The fund's income dividends totaled $0.879 per share for Class A
Shares, $0.803 per share for Class B Shares, $0.804 per share for Class C Shares, and $0.879 per share for Class F Shares. Each class of shares paid a modest capital gain totaling $0.034 per share.

[Graphic]

DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE FUND'S ALLOCATIONS AMONG DOMESTIC HIGH-QUALITY, DOMESTIC HIGH-YIELD AND INTERNATIONAL BONDS? HOW DID THE ALLOCATIONS STAND AS OF NOVEMBER 30, 1998?

The fund did make changes in asset allocation throughout the past year, while consistently maintaining a very diversified portfolio aimed at pursuing high monthly income. By the midpoint of the past year (Spring of 1998), the fund had reduced its allocation to international bonds to approximately 25% of assets within an operating range of 20%-40%. On the opposite side, the domestic high-quality portion of the portfolio was increased to close to the maximum range of 40%. Thus the fund was in a more defensive position when the disruptive events unfolded in the third quarter of 1998. Late in the fiscal year, fund management concluded that both international and high-yield bonds had become undervalued relative to economic fundamentals and thus, increased allocation to both sectors. As of November 30, 1998, the fund's allocations were approximately 35% domestic high-quality bonds, 36% domestic high-yield bonds, and 31% international bonds.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (1.69%), (3.00%), 1.24%, and 0.94%, respectively.

 ** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not take sales charges into account.


[Graphic]

AS WE LEAVE WHAT HAS BEEN A RELATIVELY GOOD YEAR FOR THE FUND FROM AN INCOME PERSPECTIVE, WHAT IS MANAGEMENT'S OUTLOOK FOR THE FUND'S THREE SECTORS?

As we look out into 1999, the risk/reward potential trade-off varies greatly between the three sectors. U.S. high-quality bonds should continue to benefit from moderate growth and inflation. In addition, any slowing effect on the U.S. economy due to worldwide economic problems should also serve U.S. government bond investors very well. In the U.S. high-yield corporate bond market, the key is continuing economic growth and the earnings outlook. A low growth/low inflation scenario should be positive for high-yield securities as long as the economy continues to move forward. In the international sector, specific regional problems have had the effect of dragging down other healthy markets. Thus, some international bond sectors appear undervalued at this point from a fundamental viewpoint and will play a larger part in the fund's asset allocation.

We have decreased the fund's allocation to the domestic high-quality markets, feeling that the largest drop in interest rates may have already occurred in 1998. The fund has and will likely continue to increase its allocation to both high-yield and emerging market securities. The fund, however, remains highly diversified and has provided shareholders with a very attractive income stream without being overly concentrated in any one sector.

WHERE IN THE WORLD SHOULD
YOU INVEST?

[Graphic]

FEDERATED ASIA PACIFIC GROWTH FUND

[Graphic]

FEDERATED EMERGING MARKETS FUND

[Graphic]

FEDERATED EUROPEAN GROWTH FUND

[Graphic]

FEDERATED GLOBAL EQUITY INCOME FUND

[Graphic]

FEDERATED GLOBAL FINANCIAL SERVICES FUND

[Graphic]

FEDERATED INTERNATIONAL EQUITY FUND

[Graphic]

FEDERATED INTERNATIONAL GROWTH FUND

[Graphic]

FEDERATED INTERNATIONAL HIGH INCOME FUND

[Graphic]

FEDERATED INTERNATIONAL INCOME FUND

[Graphic]

FEDERATED INTERNATIONAL SMALL COMPANY FUND

[Graphic]

FEDERATED LATIN AMERICAN GROWTH FUND

[Graphic]

FEDERATED WORLD UTILITY FUND

Federated employs highly qualified, experienced managers in global investing to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 10 international equity funds and 2 international income funds from Federated Securities Corp.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL
1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU
INVEST.

Foreign investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN

FEDERATED STRATEGIC INCOME FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $5,000 IN THE CLASS A SHARES OF FEDERATED STRATEGIC INCOME FUND ON 5/4/94, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $6,993 ON 11/30/98. YOU WOULD HAVE EARNED A 7.61%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 12/31/98, the Class A Shares' annualized 1-year and since inception (5/4/94) total returns were (2.18%) and 7.51%, respectively. Class B Shares' annualized 1-year and since inception (7/27/95) total returns were (3.56%) and 7.33%, respectively. Class C Shares' annualized 1-year and since inception (5/2/94) total returns were 0.76% and 7.77%, respectively. Class F Shares' annualized 1-year and since inception (5/10/94) total returns were 0.45% and 8.19%, respectively.**

[The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/4/94 to 11/30/98. The "y" axis is measured in increments of $2,000 ranging from $0 to $10,000 and indicates that the ending value of hypothetical initial investment of $5,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $6,993 on 11/30/98.]

 * Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** The total returns stated take into account the 4.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, the 1.00% contingent deferred sales charge for Class C Shares, and the 1.00% sales charge and 1.00% contingent deferred sales charge for Class F Shares.

FEDERATED STRATEGIC INCOME FUND


ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 4 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $5,822.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Strategic Income Fund on 5/4/94, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $5,000, but your account would have reached a total value of $5,822* by 11/30/98. You would have earned an average annual total return of 6.08%.

A practical investment plan helps you pursue a high level of income by investing in high-quality debt securities invested in the United States and around the world. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/4/94 to 11/30/98. The "y" axis is measured in increments of $2,000 ranging from $0 to $8,000 and indicates that the ending value of a hypothetical $1,000 initial investment and subsequent yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $5,822 on 11/30/98.]

 * This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED STRATEGIC INCOME FUND

CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED STRATEGIC INCOME FUND (CLASS A
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Strategic Income Fund (Class A
Shares) (the "Fund") from May 4, 1994 (start of performance) to November 30, 1998, compared to the Lehman
Brothers Government/Corporate Bond Index (LBG/CBI)+ and the
Lipper Multi-Sector Income Funds Average (LMSIFA).++

[The  graphic  presentation  here  displayed  consists  of  a  line  graph.  The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Strategic Income Fund, based on a 4.50% sales load are represented by a solid line. The Lehman Brothers Government/Corporate Bond Index ("LBG/CBI") is represented by a dotted line and the Lipper Multi-Sector Income Funds Average ("LMSIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, the LBG/CBI and the LMSIFA. The "x" axis reflects computation periods from 5/4/94 (Class A Shares' start of performance) to 11/30/98. The "y" axis reflects the cost of the investment, beginning with $9,000 and going up to $15,000, in increments of $1,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales load, as compared to the LBG/CBI and the LMSIFA. The ending values were $14,021, $14,777, and $14,153, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/98 and from the Class A Shares' start of performance (5/4/94) and ending 11/30/98. The total returns were (1.69%) and 7.66%, respectively.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE,
SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH
MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT
OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions.

 ** Total return quoted reflects all applicable sales charges.

 + The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. The LBG/CBI has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

 ++ The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The LMSIFA has been adjusted to reflect reinvestment of dividends on securities in the average.

FEDERATED STRATEGIC INCOME FUND

CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED STRATEGIC INCOME FUND (CLASS B
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Strategic Income Fund (Class B Shares) (the "Fund") from July 27, 1995 (start of performance) to November 30, 1998, compared to the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)+ and the Lipper Multi-Sector Income Funds Average (LMSIFA).++

[The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Strategic Income Fund are represented by a solid line. The Lehman Brothers Government/Coporate Bond Index ("LBG/CBI") is represented by a dotted line and the Lipper Multi-Sector Income Funds Average ("LMSIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, the LBG/CBI and the LMSIFA. The "x" axis reflects computation periods from 7/27/95 (Class B Shares' start of performance) to 11/30/98. The "y" axis reflects the cost of the investment, beginning with $10,000 and going up to $14,000, in increments of $1,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the LBG/CBI and the LMSIFA. The ending values were $12,552, $13,210, and $13,058, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Return for the one-year period ended 11/30/98 and from the Class B Shares' start of performance (7/25/94) and ending 11/30/98. The total returns were (3.00%) and 7.55%, respectively.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE,
SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH
MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT
OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than 4 years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. The LBG/CBI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

 ++ The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated , and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The LMSIFA has been adjusted to reflect reinvestment of dividends on securities in the average.

FEDERATED STRATEGIC INCOME FUND

CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED STRATEGIC INCOME FUND (CLASS C
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Strategic Income Fund (Class C Shares) (the "Fund") from May 2, 1994 (start of performance) to November 30, 1998, compared to the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)+ and the Lipper Multi-Sector Income Funds Average (LMSIFA).++

[The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Strategic Income Fund are represented by a solid line. The Lehman Brother Government/Coporate Bond Index ("LBG/CBI") is represented by a dotted line and the Lipper Multi-Sector Income Funds Average ("LMSIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund, the LBG/CBI and the LMSIFA. The "x" axis reflects computation periods from 5/2/94 (Class C Shares' start of performance) to 11/30/98. The "y" axis reflects the cost of the investment, beginning with $9,000 and going up to $15,000, in increments of $2,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares as compared to the LBG/CBI and the LMSIFA. The ending values were $14,193, $14,177, and $14,153, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Return for the one-year period ended 11/30/98 and from the Class C Shares' start of performance (5/2/94) and ending 11/30/98. The total returns were 1.24% and 7.94%, respectively.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE,
SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH
MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT
OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. The LBG/CBI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

 ++ The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated , and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The LMSIFA has been adjusted to reflect reinvestment of dividends on securities in the average.

FEDERATED STRATEGIC INCOME FUND

CLASS F SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED STRATEGIC INCOME FUND (CLASS F
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Strategic Income Fund (Class F Shares) (the "Fund") from May 10, 1994 (start of performance) to November 30, 1998, compared to the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)+ and the Lipper Multi-Sector Income Funds Average (LMSIFA).++

[The  graphic  presentation  here  displayed  consists  of  a  line  graph.  The corresponding components of the line graph are listed underneath. The Class F Shares of Federated Strategic Income Fund, based on a 1.00% sales load are represented by a solid line. The Lehman Brothers Government/Corporate Bond Index ("LBG/CBI") is represented by a dotted line and the Lipper Multi-Sector Income Funds Average ("LMSIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the fund, the LBG/CBI and the LMSIFA. The "x" axis reflects computation periods from 5/10/94 (Class F Shares' start of performance) to 11/30/98. The "y" axis reflects the cost of the investment, beginning with $9,000 and going up to $15,000, in increments of $2,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class F Shares, based on a 1.00% sales load, as compared to the LBG/CBI and the LMSIFA. The ending values were $14,278, $14,777, and $14,153, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class F Shares Average Annual Total Returns for the one-year period ended 11/30/98 and from the Class C Shares' start of performance (5/10/94) and ending 11/30/98. The total returns were 0.94% and 8.35%, respectively.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE,
SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH
MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT
OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. The LBG/CBI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

 ++ The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated , and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The LMSIFA has been adjusted to reflect reinvestment of dividends on securities in the average.

FEDERATED STRATEGIC INCOME FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1998

PRINCIPAL
AMOUNT                                                                                     VALUE
U.S. CORPORATE BONDS-11.3%
                      AEROSPACE & DEFENSE-0.1%
 $       500,000      Raytheon Co., 6.15%, 11/1/2008                                      $     514,885
         500,000      Raytheon Co., 7.00%, 11/1/2028                                            537,510
                      Total                                                                   1,052,395
                      AUTOMOTIVE-0.7%
         500,000      Arvin Industries, Inc., 9.50%, 2/1/2027                                   548,215
       1,925,000      Arvin Industries, Inc., Note, 6.75%, 3/15/2008                          1,899,146
       1,400,000      Dana Corp., Note, 7.00%, 3/15/2028                                      1,451,674
       1,000,000      Hertz Corp., Medium Term Note, 9.05%, 6/22/2000                         1,055,140
       1,800,000      Hertz Corp., Sr. Note, 7.00%, 1/15/2028                                 1,843,128
                      Total                                                                   6,797,303
                      BANKING-0.5%
       2,000,000      Barclays North America, Deb., 9.75%, 5/15/2021                          2,290,680
       1,000,000      FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005                    1,017,220
       1,500,000      Republic New York Corp., Sub. Note, 7.75%, 5/15/2009                    1,706,355
                      Total                                                                   5,014,255
                      BEVERAGE & TOBACCO-0.1%
       1,000,000      Philip Morris Cos., Inc., Deb., 7.75%, 1/15/2027                        1,144,540
                      CABLE TELEVISION-1.0%
       2,500,000      CF Cable TV, Inc., Note, 9.125%, 7/15/2007                              2,685,025
       1,000,000      Comcast Corp., Note, 8.50%, 5/1/2027                                    1,234,210
       1,800,000      Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                      2,154,636
       2,065,000      TKR Cable, Inc., Deb., 10.50%, 10/30/2007                               2,269,785
                      Total                                                                   8,343,656
                      CHEMICALS & PLASTICS-0.1%
       1,250,000  (a) Reliance Industries Ltd., Bond, 8.25%, 1/15/2027                          976,275
                      ECOLOGICAL SERVICES & EQUIPMENT-0.3%
       2,700,000      WMX Technologies, Inc., Deb., 8.75%, 5/1/2018                           3,073,571
                      EDUCATION-0.1%
       1,000,000      Boston University, 7.625%, 7/15/2097                                    1,110,780

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT                                                                                     VALUE
U.S. CORPORATE BONDS-CONTINUED
                      ELECTRONICS-0.3%
 $     3,000,000      Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003   $    3,189,420
                      FINANCE - AUTOMOTIVE-0.2%
       1,620,000      General Motors Acceptance Corp., Note, 9.00%, 10/15/2002                1,823,229
                      FINANCIAL INTERMEDIARIES-0.7%
         750,000      Associates Corp. of North America, Sr. Note, 9.125%, 4/1/2000             785,325
       1,250,000      Chrysler Financial Co. L.L.C., Deb., 13.25%, 10/15/1999                 1,338,987
       2,000,000      Green Tree Financial Corp., Sr. Sub. Note, 10.25%, 6/1/2002             2,173,200
       1,000,000      Lehman Brothers Holdings, Inc., Note, 8.50%, 5/1/2007                   1,116,560
       1,000,000      Lehman Brothers, Inc., Sr. Sub. Note, 7.375%, 1/15/2007                 1,047,070
                      Total                                                                   6,461,142
                      FOREST PRODUCTS-0.2%
       1,250,000      Donohue Forest Products, 7.625%, 5/15/2007                              1,323,938
         250,000      Pope & Talbot, Inc., 8.375%, 6/1/2013                                     240,988
                      Total                                                                   1,564,926
                      HEALTHCARE-0.2%
         850,000      Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005                        868,224
         500,000  (a) Tenet Healthcare Corp., Sr. Sub., 8.125%, 12/1/2008                       520,000
                      Total                                                                   1,388,224
                      INDUSTRIAL PRODUCTS & EQUIPMENT-0.8%
       1,500,000  (a) Cathay International Ltd., 13.00%, 4/15/2008                              525,000
       4,575,000      Figgie International Holdings, Inc., Sr. Note, 9.875%, 10/1/1999        4,681,506
       2,250,000      Southdown, Inc., Sr. Sub. Note, 10.00%, 3/1/2006                        2,519,730
                      Total                                                                   7,726,236
                      INSURANCE-1.9%
         500,000      Allmerica Financial Corp., Bond, 8.207%, 2/3/2027                         573,030
       1,500,000      CNA Financial Corp., Bond, 6.95%, 1/15/2018                             1,430,925
       1,000,000      Conseco Finance, Unsecd. Note, 8.796%, 4/1/2027                           946,050
         500,000      Conseco, Inc., Note, 6.40%, 2/10/2003                                     477,110
       1,000,000      Conseco, Inc., Sr. Note, 10.50%, 12/15/2004                             1,137,560
         420,000      Continental Corp., Note, 8.25%, 4/15/1999                                 423,793

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT                                                                                     VALUE
U.S. CORPORATE BONDS-CONTINUED
                      INSURANCE-CONTINUED
 $       750,000      Delphi Financial Group, Inc., 9.31%, 3/25/2027                     $      832,268
       3,164,000      Delphi Financial Group, Inc., Note, 8.00%, 10/1/2003                    3,327,895
       1,750,000  (a) Equitable Life, Note, 7.70%, 12/1/2015                                  1,906,363
       2,000,000  (a) Life Re Capital Trust I, Company Guarantee, 8.72%, 6/15/2027            2,270,100
         285,000      NAC Re Corp., Note, 8.00%, 6/15/1999                                      288,628
         625,000      Provident Cos., Inc., Bond, 7.405%, 3/15/2038                             649,163
       1,150,000      SunAmerica, Inc., Sr. Note, 9.00%, 1/15/1999                            1,155,325
         500,000  (a) USF&G Corp., 8.312%, 7/1/2046                                             589,105
         500,000      USF&G Corp., Company Guarantee, 8.47%, 1/10/2027                          565,500
       1,000,000  (a) Union Central Life Insurance Co., Note, 8.20%, 11/1/2026                1,158,510
                      Total                                                                  17,731,325
                      METALS & MINING-0.6%
       1,950,000      Inco Ltd., Note, 9.60%, 6/15/2022                                       2,152,878
       2,300,000  (a) Normandy Finance Ltd., Company Guarantee, 7.50%, 7/15/2005              2,357,224
       1,125,000      Santa Fe Pacific Gold, Note, 8.375%, 7/1/2005                           1,263,769
                      Total                                                                   5,773,871
                      OIL & GAS-0.5%
       1,250,000      Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006                            1,282,763
       2,450,000      Occidental Petroleum Corp., Note, 8.50%, 9/15/2004                      2,495,595
       1,000,000      Sun Co., Inc., 9.00%, 11/1/2024                                         1,209,790
                      Total                                                                   4,988,148
                      PRINTING & PUBLISHING-0.5%
         880,000      News America Holdings, Inc., Company Guarantee, 8.00%, 10/17/2016         972,294
       1,000,000      News America Holdings, Inc., Note, 8.15%, 10/17/2036                    1,122,440
       2,325,000      Valassis Communication, Inc., Sr. Sub. Note, 9.375%, 3/15/1999          2,354,481
                      Total                                                                   4,449,215

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT                                                                                     VALUE
U.S. CORPORATE BONDS-CONTINUED
                      REAL ESTATE-0.3%
 $     1,000,000      Price REIT, Inc., Sr. Note, 7.50%, 11/5/2006                       $    1,008,020
         500,000      Storage USA, 8.20%, 6/1/2017                                              493,555
       1,600,000      Storage USA, Deb., 7.50%, 12/1/2027                                     1,430,176
                      Total                                                                   2,931,751
                      RETAILERS-1.2%
       2,500,000      Dayton-Hudson Corp., Deb., 10.00%, 12/1/2000                            2,719,500
       2,030,000      Harcourt General, Inc., Sr. Deb., 7.20%, 8/1/2027                       1,936,640
       2,506,871      K Mart Corp., Pass Thru Cert., 8.54%, 1/2/2015                          2,592,706
       1,000,000      Penney (J.C.) Co., Inc., Deb., 7.65%, 8/15/2016                         1,096,860
       2,300,000      Shopko Stores, Inc., Sr. Note, 9.25%, 3/15/2022                         2,862,005
                      Total                                                                  11,207,711
                      SURFACE TRANSPORTATION-0.2%
       1,500,000      Trans Ocean Container Corp., Sr. Sub. Note, 12.25%, 7/1/2004            1,652,625
                      TELECOMMUNICATIONS & CELLULAR-0.6%
       1,505,000      BellSouth Telecommunications, Inc., Deb., 7.00%, 12/1/2095              1,706,444
       1,000,000      BellSouth Telecommunications, Inc., Deb., 7.625%, 5/15/2035             1,115,090
       3,500,000      Tricom SA, Sr. Note, 11.375%, 9/1/2004                                  2,922,500
                      Total                                                                   5,744,034
                      TRANSPORTATION-0.1%
       1,272,000      Continental Airlines, Inc., Pass Thru Cert., Series 1997-4 B,
                      6.90%, 1/2/2017                                                         1,300,302
                      UTILITIES-0.1%
         375,000      California Energy Co., Inc., Sr. Note, 10.25%, 1/15/2004                  396,094
         500,000      Puget Sound Energy, Inc., Medium Term Note, 7.02%, 12/1/2027              533,620
                      Total                                                                     929,714
                      TOTAL U.S. CORPORATE BONDS (IDENTIFIED COST $105,900,164)             106,374,648

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT OR
FOREIGN
CURRENCY PAR
AMOUNT                                                                                       VALUE
INTERNATIONAL BONDS-31.0%
ARGENTINE PESO-0.4%
                     SOVEREIGN-0.3%
      3,000,000      Republic of Argentina, Note, 11.75%, 2/12/2007                         $    2,595,363
                     TELECOMMUNICATIONS-0.1%
      2,000,000  (a) CIA International Telecommunications, Note, 10.375%, 8/1/2004               1,500,210
                     TOTAL ARGENTINE PESO                                                        4,095,573
AUSTRALIAN DOLLAR-0.2%
                     PRINTING & PUBLISHING-0.0%
        150,000      News America Holdings, Inc., 8.625%, 2/7/2014                                 108,798
                     STATE/PROVINCIAL-0.2%
        580,000      Queensland Treasury, Deb., 10.50%, 5/15/2003                                  442,069
      2,000,000      Queensland Treasury, Local Gov't. Guarantee, 8.00%, 5/14/2003               1,399,561
        550,000      Treasury Corp. of Victoria, Local Gov't. Guarantee, 10.25%, 11/15/2006        455,653
                     Total                                                                       2,297,283
                     TOTAL AUSTRALIAN DOLLAR                                                     2,406,081
BRITISH POUND-0.6%
                     BANKING-0.1%
        300,000      Bank of Ireland, Sub., 9.75%, 3/21/2005                                       584,355
                     SOVEREIGN-0.5%
        500,000      Denmark, Unsub., 11.625%, 1/23/2000                                           870,274
        700,000      UK Treasury, 7.00%, 11/6/2001                                               1,215,232
      1,300,000      United Kingdom Treasury, Foreign Gov't. Guarantee, 11.75%, 1/22/2007        2,669,633
                     Total                                                                       4,755,139
                      TOTAL BRITISH POUND                                                        5,339,494
CANADIAN DOLLAR-0.9%
                     AIR TRANSPORTATION-0.1%
      1,200,000      Air Canada, 7.25%, 10/1/2007                                                  778,682

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT OR
FOREIGN
CURRENCY PAR
AMOUNT                                                                                       VALUE
INTERNATIONAL BONDS-CONTINUED
CANADIAN DOLLAR-CONTINUED
                     BEVERAGE & TOBACCO-0.1%
      1,100,000      Molson Breweries, Unsub., 9.10%, 3/11/2013                           $      928,380
                     FOREST PRODUCTS-0.1%
      1,150,000      Avenor, Inc., Deb., 10.85%, 11/30/2014                                    1,009,692
                     STATE/PROVINCIAL-0.1%
      1,000,000  (a) Metro Toronto, Deb., 7.40%, 9/27/2006                                       745,353
                     TELECOMMUNICATIONS & CELLULAR-0.5%
        500,000      Bell Canada, Deb., 8.80%, 8/17/2005                                         387,222
      2,500,000      Clearnet Communications Inc., Sr. Disc. Note, 0/10.40%, 5/15/2008           877,337
      5,280,000      Clearnet Communications Inc., Sr. Disc. Note, 8/13/2007                   2,138,668
      3,800,000      Microcell Telecommunications, Sr. Disc. Note, 0/11.125%, 10/15/2007       1,402,099
                     Total                                                                     4,805,326
                      TOTAL CANADIAN DOLLAR                                                    8,267,433
CZECH KORUNA-0.4%
                     SOVEREIGN GOVERNMENT-0.4%
    100,000,000      Czech Republic, Bond, 14.85%, 2/6/2003                                    3,951,467
DANISH KRONE-0.2%
                     FINANCIAL INTERMEDIARIES-0.0%
      1,495,000      Nykredit, Mtg. Bond, 8.00%, 10/1/2026                                       238,658
        263,000      Unikredit Realkredit, Mtg. Bond, 8.00%, 10/1/2029                            41,801
                     Total                                                                       280,459
                     SOVEREIGN-0.2%
      1,420,000      Kingdom of Denmark, Bond, 7.00%, 11/10/2024                                 277,174
      7,000,000      Kingdom of Denmark, Bond, 9.00%, 11/15/2000                               1,186,820
                     Total                                                                     1,463,994
                      TOTAL DANISH KRONE                                                       1,744,453

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT OR
FOREIGN
CURRENCY PAR
AMOUNT                                                                                       VALUE
INTERNATIONAL
BONDS-CONTINUED DEUTSCHE MARK-1.0%
                     BANKING-0.1%
      1,700,000      Goldman Sachs Group, LP, Bond, 6.25%, 7/17/2009                      $    1,024,139
                     FINANCIAL INTERMEDIARIES-0.1%
      1,750,000      Depfa-Bank, 5.75%, 3/4/2009                                               1,138,642
                     INDUSTRIAL PRODUCTS & EQUIPMENT-0.1%
      1,500,000      Texon International PLC, Sr. Note, Series REG S, 10.00%, 2/1/2008           760,411
                     MACHINERY & EQUIPMENT-0.3%
      4,250,000  (a) Sirona Dental System, 9.125%, 7/15/2008                                   2,542,810
                     SOVEREIGN-0.4%
      3,800,000      Deutschland Republic, Deb., 6.25%, 1/4/2024                               2,690,206
      3,500,000  (a) Russian Federation, 9.375%, 3/31/2005                                       793,274
                     Total                                                                     3,483,480
                      TOTAL DEUTSCHE MARK                                                      8,949,482
EGYPTIAN POUND-0.2%
                     SOVEREIGN-0.2%
      7,000,000      Egypt Treasury Bill, 12/10/1998                                           2,050,965
EUROPEAN CURRENCY UNIT (ECU)-0.4%
                     BEVERAGE & TOBACCO-0.4%
      1,250,000  (a) Remy Cointreau S.A., Series 144A, 10.00%, 7/30/2005                       1,287,774
      2,400,000      Remy Cointreau S.A., Sr. Note, Series REGS, 10.00%, 7/30/2005             2,472,526
                      TOTAL EUROPEAN CURRENCY UNIT                                             3,760,300
GREEK DRACHMA-0.8%
                     SOVEREIGN-0.8%
    120,000,000      Hellenic Republic, 11.10%, 8/14/2003                                        426,524
    620,000,000      Hellenic Republic, 8.60%, 3/26/2008                                       2,323,476
    200,000,000      Hellenic Republic, Bond, 12.70%, 12/31/2003                                 706,659
    120,000,000      Hellenic Republic, Bond, 13.10%, 10/23/2003                                 427,999
    375,000,000      Hellenic Republic, Bond, 13.10%, 11/26/2003                               1,328,279

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT OR
FOREIGN
CURRENCY PAR
AMOUNT                                                                                       VALUE
INTERNATIONAL BONDS-CONTINUED
GREEK DRACHMA-CONTINUED
                     SOVEREIGN-CONTINUED
    200,000,000      Hellenic Republic, Bond, 8.80%, 6/19/2007                           $      750,597
    350,000,000      Hellenic Republic, Bond, 9.80%, 3/21/2000                                1,216,985
                      TOTAL GREEK DRACHMA                                                     7,180,519
HUNGARIAN FORINT-0.7%
                     SOVEREIGN-0.7%
    450,000,000      Hungary, Bond, 13.00%, 7/24/2003                                         1,956,482
    580,000,000      Hungary, Bond, 14.00%, 12/12/2002                                        2,556,396
    410,000,000      Hungary, Bond, 16.50%, 4/12/1999                                         1,856,480
                      TOTAL HUNGARIAN FORINT                                                  6,369,358
INDONESIAN RUPIAH-0.0%
                     CONGLOMERATE-0.0%
    637,916,667  (a) Dharmala Inti Utama                                                          8,591
  4,000,000,000      Dharmala Intiutama, 25.00%, 2/5/1999                                        53,872
                      TOTAL INDONESIAN RUPIAH                                                    62,463
IRISH POUND-0.5%
                     SOVEREIGN-0.5%
        250,000      Irish Government, Deb., 8.75%, 9/30/2012                                   527,511
      2,130,000      Irish Government, Deb., 9.00%, 9/1/2006                                  4,110,632
                      TOTAL IRISH POUND                                                       4,638,143
ITALIAN LIRA-1.1%
                      SOVEREIGN-1.1%
     750,000,000      Buoni Poliennali Del Tes, 10.00%, 8/1/2003                                 563,387
     650,000,000      Buoni Poliennali Del Tes, 7.75%, 11/1/2006                                 479,486
   9,100,000,000      Buoni Poliennali Del Tes, Bond, 10.50%, 9/1/2005                         7,460,402
   2,750,000,000      Buoni Poliennali Del Tes, Deb., 12.00%, 1/1/2003                         2,140,243
                       TOTAL ITALIAN LIRA                                                     10,643,518

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT OR
FOREIGN
CURRENCY PAR
AMOUNT                                                                                       VALUE
INTERNATIONAL BONDS-CONTINUED
MEXICAN PESO-0.7%
                      SOVEREIGN-0.7%
       1,000,000      Mexican Cetes, 1/14/1999                                             $      961,057
       1,500,000      Mexican Cetes, 5/6/1999                                                   1,304,935
       5,250,000      Mexican Cetes, 8/5/1999                                                   4,255,501
                       TOTAL MEXICAN PESO                                                       6,521,493
NETHERLANDS GUILDER-0.9%
                      SOVEREIGN-0.9%
       3,000,000      Netherlands Government, Bond, 7.50%, 4/15/2010                            2,030,535
       1,500,000      Netherlands Government, Bond, 8.25%, 2/15/2007                            1,009,385
       2,750,000      Netherlands Government, Bond, 8.50%, 6/1/2006                             1,851,259
       6,500,000      Netherlands Government, Bond, 9.00%, 1/15/2001                            3,782,646
                       TOTAL NETHERLANDS GUILDER                                                8,673,825
NEW ZEALAND DOLLAR-0.2%
                      FINANCIAL INTERMEDIARIES-0.0%
         840,000      Brierley Investments Ltd., Bond, 9.00%, 3/15/2002                           461,040
                      SOVEREIGN-0.2%
       2,300,000      New Zealand, Government of, Deb., 8.00%, 11/15/2006                       1,399,460
                      TOTAL NEW ZEALAND DOLLAR                                                  1,860,500
NORWEGIAN KRONE-0.2%
                      SOVEREIGN-0.2%
       3,000,000      Norwegian Government, Bond, 7.00%, 5/31/2001                                412,848
       2,300,000      Norwegian Government, Bond, 9.00%, 1/31/1999                                307,391
       6,000,000      Norwegian Government, Bond, 9.50%, 10/31/2002                               913,523
                      TOTAL NORWEGIAN KRONE                                                     1,633,762
POLISH ZLOTY-1.2%
                      SOVEREIGN-1.2%
       2,000,000      Poland Gov't. Bond, 15.00%, 10/12/1999                                      577,130
      17,750,000      Poland Gov't. Bond, 12.00%, 10/12/2003                                    5,249,444
       4,500,000      Poland Gov't. Bond, 12.00%, 2/12/2003                                     1,306,295

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT OR
FOREIGN
CURRENCY PAR
AMOUNT                                                                                       VALUE
INTERNATIONAL BONDS-CONTINUED
POLISH ZLOTY-CONTINUED
                      SOVEREIGN-CONTINUED
       1,500,000      Poland Gov't. Bond, 12.00%, 6/12/2001                                $      428,325
       6,000,000      Poland Gov't. Bond, 12.00%, 6/12/2002                                     1,727,945
       7,870,000      Republic of Poland, Bond, 12.00%, 2/12/2002                               2,266,488
                       TOTAL POLISH ZLOTY                                                      11,555,627
SLOVAKIAN KORUNA-0.0%
                      SUPRANATIONAL-0.0%
      15,500,000      International Finance Corp., Note, 11.75%, 8/15/1999                        398,198
SOUTH AFRICAN RAND-0.5%
                      GOVERNMENT AGENCY-0.1%
      10,000,000      Telkom SA Ltd., 10.00%, 3/31/2008                                         1,207,353
                      SOVEREIGN-0.2%
       2,500,000      Republic of South Africa, Bond, 12.50%, 1/15/2002                           398,849
      10,000,000      Republic of South Africa, 12.00%, 2/28/2005                               1,483,219
                      Total                                                                     1,882,068
                      SURFACE TRANSPORTATION-0.5%
      11,000,000      Trans Caledon Tunnel Authority, Foreign Gov't. Guarantee,
                      13.00%, 9/15/2010                                                     1,575,776
                      TOTAL SOUTH AFRICAN RAND                                                  4,665,197
SOUTH KOREAN WON-0.1%
                      SUPRANATIONAL-0.1%
     900,000,000      European Bank for Reconstruction and Development, Bond,
                      10.00%, 5/2/2002                                                       693,419
SPANISH PESETA-0.5%
                      SOVEREIGN-0.5%
      80,000,000      Bonos Y Oblig. Del Estado, Deb., 8.20%, 2/28/2009                           724,605
      10,000,000      Spain (Government), 10.00%, 2/28/2005                                        92,128
      36,000,000      Spain (Government), Bond, 10.15%, 1/31/2006                                 341,919

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT OR
FOREIGN
CURRENCY PAR
AMOUNT                                                                                       VALUE
INTERNATIONAL BONDS-CONTINUED
SPANISH PESETA-CONTINUED
                      SOVEREIGN-CONTINUED
     310,000,000      Spain (Government), Deb., 10.10%, 2/28/2001                         $    2,453,005
     126,000,000      Spain (Government), Foreign Gov't. Guarantee, 8.00%, 5/30/2004           1,050,884
                       TOTAL SPANISH PESETA                                                    4,662,541
SWEDISH KRONA-0.5%
                      SOVEREIGN-0.5%
       3,000,000      Sweden (Kingdom of), 10.25%, 5/5/2003                                      461,944
      10,500,000      Swedish Government, Bond, 8.00%, 8/15/2007                               1,632,958
       7,500,000      Swedish Government, Deb., 6.50%, 10/25/2006                              1,056,267
       9,000,000      Swedish Government, Deb., 9.00%, 4/20/2009                               1,526,605
                       TOTAL SWEDISH KRONA                                                     4,677,774
U.S. DOLLAR-18.8%
                      AGENCY-0.5%
 $     1,500,000      Quebec, Province of, 11.00%, 6/15/2015                                   1,684,920
       1,000,000      Quebec, Province of, Deb., 13.25%, 9/15/2014                             1,103,290
       1,500,000      Quebec, Province of, Deb., 9.125%, 8/22/2001                             1,634,025
                      Total                                                                    4,422,235
                      BANKING-0.2%
       1,250,000      National Bank of Canada, Montreal, Sub. Note, 8.125%, 8/15/2004          1,356,663
                      BEVERAGE & TOBACCO-0.1%
       1,000,000      Empresas La Moderna, 11.375%, 1/25/1999                                    997,890
                      BROADCAST RADIO & TV-0.2%
       2,000,000  (a) Globo Communicacoes Part, Sr. Note, 10.625%, 12/5/2008                   1,480,000
       1,250,000  (a) TV Bandeirantes, Note, 12.875%, 5/15/2006                                  712,500
                      Total                                                                    2,192,500

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT                                                                                          VALUE
INTERNATIONAL BONDS-CONTINUED
U.S. DOLLAR-CONTINUED
                      BUILDING & DEVELOPMENT-0.4%
 $     2,500,000      Cemex SA, Bond, 12.75%, 7/15/2006                                   $    2,818,750
       1,000,000      Corporacion GEO, S.A. de C.V., Note, 10.00%, 5/23/2002                     865,000
                      Total                                                                    3,683,750
                      CABLE & WIRELESS TELEVISION-0.3%
       3,750,000  (a) Imasac, S.A., 11.00%, 5/2/2005                                           2,643,750
                      CONGLOMERATE-0.4%
       1,000,000      Mechala Group Jamaica, Company Guarantee, Series REGs,
                      12.00%, 2/15/2002                                                          705,000
       2,000,000      Mechala Group Jamaica, Note, Series B, 12.75%, 12/30/1999                1,410,000
       2,000,000      Perez Companc, Bond, Series REG S, 8.125%, 7/15/2007                     1,760,000
                      Total                                                                    3,875,000
                      CONSUMER PRODUCTS-0.2%
       2,500,000 (a)  Mastellone Hermanos SA, Bond, 11.75%, 4/1/2008                           2,025,000
                      CONTAINER & GLASS PRODUCTS-0.3%
       2,750,000      Vicap SA, Sr. Note, 11.375%, 5/15/2007                                   2,495,625
                      FINANCE-0.2%
       1,000,000  (a) Pera Financial, 9.375%, 10/15/2002                                         805,000
       1,000,000      Pera Financial, Sec. Fac. Bond, Series REG S, 9.375%, 10/15/2002           794,500
                      Total                                                                    1,599,500
                      FINANCIAL INTERMEDIARIES-0.5%
       1,500,000      Banco Santander SA, Sub. Note, 7.25%, 11/1/2015                          1,521,360
       1,000,000      Bancomext Trust, Bank Guarantee, 11.25%, 5/30/2006                       1,056,500
       1,000,000  (a) Den Danske Bank, Note, 7.40%, 6/15/2010                                  1,071,560
         500,000      PIV Investment Finance, Company Guarantee, 4.50%, 12/1/2000                 60,000
       1,000,000  (a) Swedbank, Sub., 7.50%, 11/29/2049                                          989,950
                      Total                                                                    4,699,370

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT                                                                                          VALUE
INTERNATIONAL BONDS-CONTINUED
U.S. DOLLAR-CONTINUED
                      FOREST PRODUCTS-0.9%
 $     1,000,000  (a) Advance Agro Public Co., Unsub., Series 144A, 13.00%, 11/15/2007    $      855,000
       1,000,000      Aracruz Cellulose, Deb., 10.375%, 1/31/2002                                900,000
       1,700,000      Indah Kiat Intl. Finance, Company Guarantee, 11.875%, 6/15/2002          1,270,750
       1,800,000      Indah Kiat Intl. Finance, Company Guarantee, 12.50%, 6/15/2006           1,386,000
       2,000,000      Klabin Fabricadora Papel, Company Guarantee, Series REGS,
                      11.00%, 8/12/2004                                                        1,760,000
       1,880,000      Quno Corp., Sr. Note, 9.125%, 5/15/2005                                  2,032,430
                      Total                                                                    8,204,180
                      GOVERNMENT AGENCY-0.0%
         250,000  (a) Government of Jamaica, Bond, 9.625%, 7/2/2002                              221,875
                      INDUSTRIAL PRODUCTS & EQUIPMENT-0.6%
       2,000,000      Advance Agro Public Co., Unsub., 13.00%, 11/15/2007                      1,640,000
       2,000,000      Comp Nav Perez Companc, Series REGS, 9.00%, 1/30/2004                    1,950,000
       1,500,000      Grupo Minero Mexico, 9.25%, 4/1/2028                                     1,327,500
       1,000,000  (a)  TM Group Holdings, Sr. Note, 11.00%, 5/15/2008                          1,025,000
                      Total                                                                    5,942,500
                      METALS & MINING-0.6%
       1,000,000      Barrick Gold Corp., Deb., 7.50%, 5/1/2007                                1,084,210
       2,578,000      Companhia Vale Do Rio Doce, Note, 10.00%, 4/2/2004                       2,500,660
       2,250,000      Placer Dome, Inc., Bond, 8.50%, 12/31/2045                               2,234,273
                      Total                                                                    5,819,143
                      OIL & GAS-0.4%
       1,000,000      MetroGas S.A., Sr. Note, 12.00%, 8/15/2000                               1,040,000
       1,500,000  (a) Petroleos Mexicanos, Series 144A, 9.375%, 12/2/2008                      1,500,000
       1,000,000      Transportadora de Gas de Sur S.A., Sr. Note, 10.25%, 4/25/2001           1,012,500
                      Total                                                                    3,552,500

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT                                                                                          VALUE
INTERNATIONAL BONDS-CONTINUED
U.S. DOLLAR-CONTINUED
                      SOVEREIGN-10.5%
 $     5,000,000      Argentina Global, Bond, 11.375%, 1/30/2017                          $    5,075,000
       8,900,000      Bulgaria, Deb., 6.6875%, 7/28/2011                                       6,474,750
       3,000,000      Ecuador Discount, 6.625%, 2/28/2025                                      1,815,000
       2,000,000      Islamic Republic of Pakistan, Bond, 9.70%, 5/30/2000                       900,000
       2,800,000      Islamic Republic of Pakistan, Deb., 11.50%, 12/22/1999                   1,344,000
       2,000,000      Korea Development Bank, Deb., 9.60%, 12/1/2000                           1,991,120
         900,000      Nacional Financiera, SNC, Foreign Gov't. Guarantee, 10.625%,
                      11/22/2001                                                                 918,000
       1,000,000      Nacional Financiera, SNC, Foreign Gov't. Guarantee, Series REGS,
                      9.375%, 7/15/2002                                                          975,000
       1,000,000      Panama, 7.875%, 2/13/2002                                                  975,000
       3,730,000      Panama, 8.25%, 4/22/2008                                                 3,562,150
       4,000,000      Panama, Bond, 8.875%, 9/30/2027                                          3,760,000
       2,000,000      Philippines, 8.875%, 4/15/2008                                           1,961,260
       2,000,000      Republic of Argentina, Bond, 11.00%, 12/4/2005                           2,080,000
       4,000,000      Republic of Argentina, Global Bond Deb., 9.75%, 9/19/2027                3,620,000
       3,000,000      Republic of Argentina, Unsub., 11.00%, 10/9/2006                         3,052,500
       5,000,000      Republic of Brazil, 10.125%, 5/15/2027                                   3,792,200
       9,500,000      Republic of Brazil, Bond, 9.375%, 4/7/2008                               7,528,750
       4,710,452      Republic of Brazil, C Bond, 5.00%, 4/15/2014                             3,126,562
       4,250,000      Republic of Ecuador, 11.25%, 4/25/2002                                   3,740,000
       3,112,051      Republic of Ecuador, Deb., 6.625%, 2/27/2015                             1,548,245
       6,500,000      Republic of Korea, 8.875%, 4/15/2008                                     6,511,375
       2,000,000      Republic of Korea, Global Bond Deb., 8.75%, 4/15/2003                    2,021,140
       4,500,000      Russia, 10.00%, 6/26/2007                                                1,265,625
       2,000,000      Russia, Deb., 3.3125%, 12/15/2020                                          142,600
       1,000,000  (a) Russian Federation, 10.00%, 6/26/2007                                      277,500
       2,750,000  (a) Russian Federation, 11.75%, 6/10/2003                                      935,000

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT                                                                                          VALUE
INTERNATIONAL BONDS-CONTINUED
U.S. DOLLAR-CONTINUED
                      SOVEREIGN-CONTINUED
 $       500,000  (a) Russian Federation, 9.25%, 11/27/2001                               $      163,750
         920,000      South Africa, Republic of, Global Bond Deb., 9.625%, 12/15/1999            923,947
       2,000,000      South Africa, Republic of, Note, 8.50%, 6/23/2017                        1,509,440
         400,000      Turkey, 10.00%, 5/23/2002                                                  385,800
         700,000      Turkey, 10.00%, 9/19/2007                                                  654,500
       3,000,000      Turkey, Bond, 9.875%, 2/23/2005                                          2,820,000
       1,000,000      Turkey, Deb., 11.50%, 4/27/1999                                          1,002,500
       4,000,000      United Mexican States, 11.375%, 9/15/2016                                4,233,280
       7,250,000      United Mexican States, 6.25%, 12/31/2019                                 5,429,670
       4,000,000      United Mexican States, 8.625%, 3/12/2008                                 3,825,000
       5,500,000      United Mexican States, Bond, 9.875%, 1/15/2007                           5,555,000
       5,750,000      Venezuela, Bond, 9.25%, 9/15/2027                                        3,205,625
                      Total                                                                   99,101,289
                      SOVEREIGN GOVERNMENT-1.1%
       4,500,000      Colombia, Republic of, Unsub., 8.625%, 4/1/2008                          3,937,500
       2,500,000      Jamaica, Note, 10.875%, 6/10/2005                                        2,150,000
       5,500,000      Kazakhstan, Note, 8.375%, 10/2/2002                                      4,482,500
                      Total                                                                   10,570,000
                      STEEL-0.1%
       1,125,000      Tubos de Acero de Mexico SA, Unsub., 13.75%, 12/8/1999                   1,149,750
                      SURFACE TRANSPORTATION-0.2%
       2,500,000      Zhuhai Highway, 9.125%, 7/1/2006                                         1,650,000
         250,000  (a) Zhuhai Highway, Sub. Note, 11.50%, 7/1/2008                                135,000
                      Total                                                                    1,785,000
                      TELECOMMUNICATIONS & CELLULAR-0.5%
         700,000  (a) Comtel Brasileir, Note, 10.75%, 9/26/2004                                  610,750
         500,000      Comtel Brasileir, Note, Series REGS, 10.75%, 9/26/2004                     423,500
       1,000,000      Netia Holdings, Company Guarantee, 10.25%, 11/1/2007                       760,000

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT                                                                                          VALUE
INTERNATIONAL BONDS-CONTINUED
U.S. DOLLAR-CONTINUED
                      TELECOMMUNICATIONS & CELLULAR-CONTINUED
 $     1,500,000      Philippine Long Distance Telephone Co., Deb., 10.625%, 6/2/2004     $    1,545,000
       1,500,000  (a) Telecom Brazil, Collateral Trust, Series EMTN, 11.25%, 12/9/1999         1,428,750
                      Total                                                                    4,768,000
                      UTILITIES-0.6%
       4,000,000      AES China Generating Co., Note, 10.125%, 12/15/2006                      2,660,000
       1,600,000      Comp Paranaense De Energ, 9.75%, 5/2/2005                                1,424,000
         550,000  (a) Israel Electric Corp. Ltd., Sr. Note, 7.875%, 12/15/2026                   557,376
         500,000  (a) CIA Saneamento Basico, Bond, 10.00%, 7/28/2005                             397,500
         500,000  (a) Tenaga Nasional Berhad, Deb., 7.50%, 1/15/2096                             301,095
                      Total                                                                    5,339,971
                      TOTAL U.S. DOLLARS                                                     176,445,491
                      TOTAL INTERNATIONAL BONDS (IDENTIFIED COST $316,963,726)               291,247,076
ASSET-BACKED SECURITIES-0.4%
                      STRUCTURED PRODUCT-0.4%
       2,500,000  (a) 125 Home Loan Owner Trust 1998-1A, Class B1, 9.26%, 2/15/2029            2,240,625
       1,000,000      New Century Home Equity Loan Trust 1997-NC5, Class M2, 7.24%,
                      10/25/2028                                                                 977,560
         491,660  (a) SMFC Trust Asset-Backed Certificates, Series 1997-A, Class 4,
                      7.7191%, 1/28/2025                                                         434,102
                       TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $3,942,232)              3,652,287
U.S. GOVERNMENT/AGENCY-12.3%
LONG-TERM GOVERNMENT OBLIGATIONS-12.3%
       4,500,000      Federal Home Loan Bank System, 5.905%, 7/22/2008                         4,659,165
       1,500,000      Federal Home Loan Bank System, Note, Series HH07, 6.90%, 2/7/2007        1,646,340
       3,500,000      Federal Home Loan Bank System, Sr. Note, 5.80%, 9/2/2008                 3,597,300
         240,823      Federal Home Loan Mortgage Corp., 8.00%, 11/1/2011                         247,296
         321,241      Federal Home Loan Mortgage Corp., 8.00%, 7/1/2024                          332,786
       1,800,421      Federal Home Loan Mortgage Corp., 7.00%, 9/1/2028                        1,837,546

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT                                                                                          VALUE
U.S. GOVERNMENT/AGENCY-CONTINUED
LONG-TERM GOVERNMENT OBLIGATIONS-CONTINUED
 $       347,686      Federal Home Loan Mortgage Corp., 7.00%, 8/1/2028                   $      354,855
          36,154      Federal Home Loan Mortgage Corp., 7.00%, 9/1/2028                           36,899
         988,133      Federal Home Loan Mortgage Corp., 6.50%, 9/1/2028                          995,544
         353,207      Federal Home Loan Mortgage Corp., 6.50%, 10/1/2028                         355,856
       2,017,746      Federal Home Loan Mortgage Corp., 6.50%, 10/1/2028                       2,032,879
         186,150      Federal Home Loan Mortgage Corp., 8.00%, 5/1/2025                          192,665
         266,406      Federal Home Loan Mortgage Corp., 8.50%, 9/1/2025                          278,727
         937,882      Federal Home Loan Mortgage Corp., 7.00%, 2/1/2026                          957,521
          45,930      Federal Home Loan Mortgage Corp., 8.50%, 1/1/2026                           48,055
         150,279      Federal Home Loan Mortgage Corp., 8.00%, 7/1/2024                          155,773
         156,157      Federal Home Loan Mortgage Corp., 8.00%, 5/1/2025                          161,575
       1,260,370      Federal Home Loan Mortgage Corp., 8.00%, 6/1/2025                        1,305,667
         226,841      Federal Home Loan Mortgage Corp., 8.00%, 8/1/2025                          235,134
         178,304      Federal Home Loan Mortgage Corp., 8.00%, 5/1/2024                          184,712
         237,596      Federal Home Loan Mortgage Corp., 8.00%, 8/1/2027                          245,839
         254,106      Federal Home Loan Mortgage Corp., 8.00%, 1/1/2025                          263,000
       1,185,886      Federal Home Loan Mortgage Corp., 6.50%, 7/1/2011                        1,204,410
       1,771,047      Federal Home Loan Mortgage Corp., 6.50%, 11/1/2012                       1,798,161
       1,864,570      Federal Home Loan Mortgage Corp., 6.00%, 7/1/2013                        1,867,479
         127,592      Federal Home Loan Mortgage Corp., 8.50%, 9/1/2025                          133,533
         213,315      Federal Home Loan Mortgage Corp., 8.00%, 2/1/2027                          220,715
       3,029,998      Federal Home Loan Mortgage Corp., 6.50%, 11/1/2028                       3,052,723
         771,794      Federal National Mortgage Association, 6.50%, 2/1/2009                     784,575
       1,611,159      Federal National Mortgage Association, 7.50%, 4/1/2024                   1,657,479
         354,655      Federal National Mortgage Association, 7.00%, 5/1/2024                     362,302
       3,059,324      Federal National Mortgage Association, 7.00%, 2/1/2024                   3,125,283
         909,917      Federal National Mortgage Association, 6.50%, 12/1/2025                    916,459
         704,575      Federal National Mortgage Association, 8.00%, 10/1/2026                    729,672
       1,906,972      Federal National Mortgage Association, 6.50%, 12/1/2027                  1,920,683
         971,164      Federal National Mortgage Association, 6.50%, 5/1/2028                     977,845

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT                                                                                          VALUE
U.S. GOVERNMENT/AGENCY-CONTINUED
LONG-TERM GOVERNMENT OBLIGATIONS-CONTINUED
 $       785,643      Federal National Mortgage Association, 6.50%, 2/1/2028              $      791,292
         446,575      Federal National Mortgage Association, 6.50%, 6/1/2028                     449,647
       1,971,782      Federal National Mortgage Association, 6.00%, 7/1/2028                   1,946,523
       1,689,913      Federal National Mortgage Association, 6.50%, 4/1/2013                   1,714,738
       1,850,818      Federal National Mortgage Association, 6.50%, 4/1/2028                   1,863,551
         874,885      Federal National Mortgage Association, 6.50%, 4/1/2013                     887,737
       2,186,613      Federal National Mortgage Association, 8.00%, 8/1/2027                   2,265,199
       1,927,864      Federal National Mortgage Association, 6.50%, 5/1/2013                   1,956,184
       3,910,617      Federal National Mortgage Association, 6.50%, 6/1/2028                   3,937,522
       2,909,858      Federal National Mortgage Association, 6.50%, 8/1/2028                   2,929,878
         437,568      Federal National Mortgage Association, 6.00%, 9/1/2028                     431,962
         177,839      Federal National Mortgage Association, 6.00%, 9/1/2028                     175,561
       2,002,805      Federal National Mortgage Association, 6.00%, 9/1/2028                   1,977,149
       4,100,000      Federal National Mortgage Association, 6.00%, 11/1/2013                  4,103,854
      14,075,000  (b) Federal National Mortgage Association, 7.00%, 12/1/2099                 14,369,731
         100,083      Government National Mortgage Association, 9.00%, 10/15/2016                107,495
       1,518,251      Government National Mortgage Association, 7.50%, 11/15/2022              1,569,491
       1,791,465      Government National Mortgage Association, 6.50%, 1/15/2024               1,811,619
         339,169      Government National Mortgage Association, 7.50%, 3/15/2024                 350,511
       2,008,750      Government National Mortgage Association, 7.50%, 10/15/2027              2,075,280
       1,522,054      Government National Mortgage Association, 7.50%, 3/15/2026               1,572,464
       2,377,657      Government National Mortgage Association, 7.50%, 2/15/2027               2,456,405
         116,215      Government National Mortgage Association, 9.50%, 2/15/2025                 125,731
         545,318      Government National Mortgage Association, 7.50%, 1/15/2026                 563,379
         593,269      Government National Mortgage Association, 7.50%, 2/15/2026                 612,918
         796,185      Government National Mortgage Association, 8.00%, 1/15/2028                 828,526
       2,971,205      Government National Mortgage Association, 7.00%, 3/15/2026               3,042,692

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL
AMOUNT                                                                                          VALUE
U.S. GOVERNMENT/AGENCY-CONTINUED
LONG-TERM GOVERNMENT OBLIGATIONS-CONTINUED
 $       967,772      Government National Mortgage Association, 7.00%, 1/15/2028          $      991,057
       1,751,708      Government National Mortgage Association, 7.50%, 11/15/2027              1,809,724
         371,790      Government National Mortgage Association, 8.00%, 6/15/2026                 386,892
         322,159      Government National Mortgage Association, 8.00%, 6/15/2026                 335,245
       1,007,876      Government National Mortgage Association, 6.00%, 6/15/2028                 999,057
         335,270      Government National Mortgage Association, 8.00%, 8/15/2026                 348,996
       1,738,761      Government National Mortgage Association, 7.50%, 12/15/2027              1,796,349
       1,343,333      Government National Mortgage Association, 7.00%, 3/15/2028               1,375,654
         959,631      Government National Mortgage Association, 7.00%, 1/15/2028                 982,720
       4,478,680      Government National Mortgage Association, 7.50%, 4/15/2028               4,627,013
         375,030      Government National Mortgage Association, 7.50%, 9/15/2028                 387,451
       1,397,395      Government National Mortgage Association, 6.00%, 8/15/2028               1,385,168
          88,525      Government National Mortgage Association, 7.00%, 8/15/2028                  90,655
       1,312,138      Government National Mortgage Association, 8.00%, 2/15/2010               1,358,877
         654,856      Government National Mortgage Association, 8.50%, 10/15/2017                701,717
         982,483      Government National Mortgage Association, 11.00%, 9/15/2015              1,098,533
       2,799,338      Government National Mortgage Association, 7.00%, 6/15/2027               2,866,690
                      TOTAL U.S GOVERNMENT/AGENCY (IDENTIFIED COST $114,007,351)             115,335,290
U.S. TREASURY OBLIGATIONS-8.2%
                      U.S. TREASURY BONDS-7.2%
       6,500,000      United States Treasury Bond, 10.75%, 2/15/2003                           7,981,740
       9,500,000      United States Treasury Bond, 10.75%, 8/15/2005                          12,704,350
      10,550,000      United States Treasury Bond, 11.625%, 11/15/2004                        14,252,628
      10,910,000      United States Treasury Bond, 12.375%, 5/15/2004                         14,851,674
       1,500,000      United States Treasury Bond, 8.00%, 11/15/2021                           2,023,320
       1,500,000      United States Treasury Bond, 8.125%, 5/15/2021                           2,040,015
       9,750,000      United States Treasury Bond, 8.75%, 8/15/2020                           13,990,275
                      Total                                                                   67,844,002

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL AMOUNT
OR SHARES                                                                                      VALUE
U.S. TREASURY OBLIGATIONS-CONTINUED
                      U.S. TREASURY NOTES-1.0%
 $     2,000,000      United States Treasury Note, 5.625%, 5/15/2008                      $    2,128,640
       4,000,000      United States Treasury Note, 7.75%, 11/30/1999                           4,120,040
       3,000,000      United States Treasury Note, 9.125%, 5/15/1999                           3,060,150
                      Total                                                                    9,308,830
                      TOTAL U.S TREASURY OBLIGATIONS (IDENTIFIED COST $75,799,620)            77,152,832
MUNICIPALS-0.2%
                      MUNICIPAL SERVICES-0.2%
         750,000      Atlanta & Fulton County, GA Recreation Authority, Taxable
                      Revenue Bonds, Series 1997, 7.00% Bonds (Downtown Arena
                      Project)/(FSA INS), 12/1/2028                                              776,175
         250,000      McKeesport, PA, Taxable G.O. Series B 1997, 7.30% Bonds
                      (MBIA INS), 3/1/2020                                                       260,533
       1,000,000      Minneapolis/St. Paul, MN Airport Commission, UT GO
                      Taxable Revenue Bonds (Series 9), 8.95% Bonds (Minneapolis/
                      St. Paul, MN), 1/1/2022                                                  1,122,400
                       TOTAL MUNICIPALS (IDENTIFIED COST $2,094,820)                           2,159,108
MUTUAL FUNDS-34.0%
      33,849,333      The High Yield Bond Portfolio (IDENTIFIED COST $330,993,862)           319,876,192
PREFERRED STOCKS-0.3%
                      REAL ESTATE-0.2%
           2,000      Highwoods Properties, Inc., REIT Perpetual Pfd. Stock, Series A,
                      $86.25                                                                   1,866,203
           9,900      Prologis Trust, Cumulative Pfd.                                            500,198
                      Total                                                                    2,366,401
                      TECHNOLOGY SERVICES-0.1%
           8,532      Microsoft Corp., Cumulative Conv. Pfd., Series A, $2.20                    830,804
                       TOTAL PREFERRED STOCKS (IDENTIFIED COST $3,383,114)                     3,197,205

FEDERATED STRATEGIC INCOME FUND

PRINCIPAL AMOUNT                                                                                VALUE
(C)REPURCHASE AGREEMENTS-1.9%
 $    14,075,000  (d) Morgan Stanley Group, Inc., 4.96%, dated 11/9/1998, due 12/10/1998      14,075,000
       3,730,000      Westdeutsche Landesbank Girozentrale, 5.35%, dated 11/30/1998,
                      due 12/1/1998                                                            3,730,000
                       TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)                        17,805,000
                       TOTAL INVESTMENTS (IDENTIFIED COST $970,889,889)(E)                $  936,799,638

 (a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1998, these securities amounted to $37,991,672 which represents 4.0% of net assets.

 (b) These securities are subject to dollar roll transactions.

 (c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in a joint accounts with other Federated funds.

 (d) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

 (e) The cost of investments for federal tax purposes amounts to $970,898,936. The net unrealized depreciation of investments on a federal tax basis amounts to $34,099,298 which is comprised of $12,858,158 appreciation and $46,957,456 depreciation at November 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($940,202,140) at November 30, 1998.

The following acronyms are used throughout this portfolio:

FSA   -Financial Security Assurance
GO    -General Obligation
INS   -Insured
LP    -Limited Partnership
MBIA  -Municipal Bond Investors Assurance
PLC   -Public Limited Company
REIT  -Real Estate Investment Trust
SA    -Support Agreement
TBA   -To Be Announced
TRANs -Tax and Revenue Anticipation Notes
UT    -Unlimited Tax

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1998

ASSETS:
Total investments in securities, at value (identified cost
$970,889,889 and tax cost $970,898,936)                                          $  936,799,638
Cash                                                                                      2,534
Cash denominated in foreign currencies (cost $3,034,614)                              3,035,248
Income receivable                                                                    16,040,613
Receivable for investments sold                                                       1,308,632
Receivable for shares sold                                                            7,958,217
Prepaid expenses                                                                          6,644
Deferred organizational costs                                                            15,747
Total assets                                                                        965,167,273
LIABILITIES:
Payable for investments purchased                               $  5,317,310
Payable for shares redeemed                                        1,118,929
Income distribution payable                                        3,314,089
Payable for dollar roll transactions                              14,299,256
Payable for taxes withheld                                            70,439
Payable for foreign currency purchased                                   591
Accrued expenses                                                     844,519
Total liabilities                                                                    24,965,133
NET ASSETS for 96,031,676 shares outstanding                                     $  940,202,140
NET ASSETS CONSIST OF:
Paid in capital                                                                  $  977,947,164
Net unrealized depreciation of investments and translation
of assets and liabilities in foreign currency                                       (33,937,027)
Accumulated net realized gain on investments and foreign
currency transactions                                                                 2,601,385
Distributions in excess of net investment income                                     (6,409,382)
Total net assets                                                                 $  940,202,140
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER
SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($141,065,378 / 14,405,068 shares
outstanding)                                                                              $9.79
Offering Price Per Share (100/95.50 of $9.79)*                                           $10.25
Redemption Proceeds Per Share                                                             $9.79
CLASS B SHARES:
Net Asset Value Per Share ($689,686,871 / 70,444,518 shares
outstanding)                                                                              $9.79
Offering Price Per Share                                                                  $9.79
Redemption Proceeds Per Share(94.50/100 of $9.79)**                                       $9.25
CLASS C SHARES:
Net Asset Value Per Share ($73,509,165 / 7,509,543 shares
outstanding)                                                                              $9.79
Offering Price Per Share                                                                  $9.79
Redemption Proceeds Per Share (99.00/100 of $9.79)**                                      $9.69
CLASS F SHARES:
Net Asset Value Per Share ($35,940,726 / 3,672,547 shares
outstanding)                                                                              $9.79
Offering Price Per Share (100/99.00 of $9.79)*                                            $9.89
Redemption Proceeds Per Share (99.00/100 of $9.79)**                                      $9.69

 *  See "What Shares Cost" in the Prospectus.

 ** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND
STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME:
Dividends                                                                                                    $  18,304,098
Interest (net of dollar roll expense of $642,161) (net of foreign taxes
withheld of $65,402)                                                                                            43,550,312
Total income                                                                                                    61,854,410
EXPENSES:
Investment advisory fee                                                                     $  5,669,076
Administrative personnel and services fee                                                        502,880
Custodian fees                                                                                   160,430
Transfer and dividend disbursing agent fees and expenses                                         565,266
Directors'/Trustees' fees                                                                          6,723
Auditing fees                                                                                     17,000
Legal fees                                                                                         4,469
Portfolio accounting fees                                                                        146,187
Distribution services fee-Class B Shares                                                       3,563,189
Distribution services fee-Class C Shares                                                         404,337
Distribution services fee-Class F Shares                                                         167,702
Shareholder services fee-Class A Shares                                                          261,016
Shareholder services fee-Class B Shares                                                        1,187,730
Shareholder services fee-Class C Shares                                                          134,779
Shareholder services fee-Class F Shares                                                           83,851
Share registration costs                                                                         247,952
Printing and postage                                                                              93,955
Insurance premiums                                                                                 4,850
Taxes                                                                                              6,150
Miscellaneous                                                                                     49,040
Total expenses                                                                                13,276,582
Waivers and reimbursements-
Waiver of investment advisory fee                                            $ (1,597,771)
Waiver of distribution services fee-Class F Shares                               (167,702)
Total waivers                                                                                 (1,765,473)
Net expenses                                                                                                    11,511,109
Net investment income                                                                                           50,343,301
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
Net realized gain on investments and foreign currency
transactions (net of foreign taxes withheld of $34,691)                                                            549,421
Net change in unrealized appreciation (depreciation) of
investments and translation of assets and liabilities in
foreign currency                                                                                               (36,142,110)
Net realized and unrealized loss on investments and
foreign currency                                                                                               (35,592,689)
Change in net assets resulting from operations                                                               $  14,750,612


(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                                     YEAR ENDED
                                                                                    NOVEMBER 30,
                                                                                1998                1997
Increase (Decrease) in Net Assets:
Operations-
Net investment income/operating loss                                       $   50,343,301         $  21,989,467
Net realized gain (loss) on investments and foreign currency transactions ($673,903 and $1,918,221, respectively, as
computed for federal tax purposes)                                                549,421             1,227,157
Net change in unrealized appreciation/depreciation of
investments and translation of assets and liabilities in
foreign currency                                                              (36,142,110)           (2,824,267)
Change in net assets resulting from operations                                 14,750,612            20,392,357
Distributions to Shareholders-
Distributions from net investment income
Class A Shares                                                                 (8,438,623)           (3,371,345)
Class B Shares                                                                (35,196,240)          (15,066,810)
Class C Shares                                                                 (4,000,486)           (1,268,365)
Class F Shares                                                                 (2,707,952)           (2,059,642)
Distributions from net realized gains on investments and
foreign currency transactions
Class A Shares                                                                   (211,252)              (80,861)
Class B Shares                                                                 (1,028,524)             (365,467)
Class C Shares                                                                    (95,932)              (31,072)
Class F Shares                                                                    (97,754)              (51,079)
Distributions in excess of net investment income
Class A Shares                                                                   (754,101)                    -
Class B Shares                                                                 (3,145,242)                    -
Class C Shares                                                                   (357,494)                    -
Class F Shares                                                                   (241,991)                    -
Change in net assets resulting from distributions to
shareholders                                                                  (56,275,591)          (22,294,641)
Share Transactions-
Proceeds from sale of shares                                                  654,543,381           274,742,668
Net asset value of shares issued to shareholders in payment
of distributions declared                                                      28,092,524            10,438,073
Cost of shares redeemed                                                      (122,954,049)          (37,121,071)
Change in net assets resulting from share transactions                        559,681,856           248,059,670
Change in net assets                                                          518,156,877           246,157,386
Net Assets:
Beginning of period                                                           422,045,263           175,887,877
End of period                                                              $  940,202,140         $ 422,045,263

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS-CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  YEAR ENDED NOVEMBER 30,
                                                                1998          1997             1996        1995          1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.41        $10.47          $10.14      $  9.54       $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             0.83          0.87(b)         0.91         0.82         0.45
Net realized and unrealized gain (loss) on investments and
foreign currency                                                 (0.54)        (0.03)           0.42         0.61        (0.45)
Total from investment operations                                  0.29          0.84            1.33         1.43         0.00
LESS DISTRIBUTIONS
Distributions from net investment income                         (0.81)       (0.87)           (0.89)       (0.83)       (0.45)
Distributions in excess of net investment income(c)              (0.07)            -          (0.03)            -       (0.01)
Distributions from net realized gain on investments and
foreign currency transactions                                    (0.03)        (0.03)          (0.08)          --           --
Total distributions                                              (0.91)        (0.90)          (1.00)       (0.83)       (0.46)
NET ASSET VALUE, END OF PERIOD                                 $  9.79        $10.41          $10.47       $10.14      $  9.54
TOTAL RETURN(D)                                                   2.94%         8.33%          13.89%       15.64%        0.05%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                          1.13%         1.10%           1.05%        0.25%        0.25% *
Net investment income                                             8.12%         8.40%           8.54%        8.68%        8.38% *
Expense waiver/reimbursement(e)                                   0.24%         0.36%           0.98%        5.69%        8.87% *
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                       $141,065       $58,270         $28,021       $5,089       $2,366
Portfolio turnover                                                  93%           40%             47%         158%          34%


 *  Computed on an annualized basis.

 (a) Reflects operations for the period from May 4, 1994 (date of initial public investment) to November 30, 1994.

 (b) Per Share information is based on average shares outstanding.

 (c) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

 (d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (e) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS-CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            YEAR ENDED NOVEMBER 30,
                                                              1998           1997               1996      1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.40        $10.47           $10.14      $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                            0.75          0.79 (b)         0.83        0.25
Net realized and unrealized gain (loss) on investments and
foreign currency                                                (0.53)        (0.04)            0.42        0.13
Total from investment operations                                 0.22          0.75             1.25        0.38
LESS DISTRIBUTIONS
Distributions from net investment income                        (0.73)        (0.79)           (0.83)      (0.24)
Distributions in excess of net investment income(c)             (0.07)            -            (0.01)          -
Distributions from net realized gain on investments and
foreign currency transactions                                   (0.03)        (0.03)           (0.08)          -
Total distributions                                             (0.83)        (0.82)           (0.92)      (0.24)
NET ASSET VALUE, END OF PERIOD                                $  9.79        $10.40           $10.47      $10.14
TOTAL RETURN(D)                                                  2.17%         7.53%           13.03%       5.13%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                         1.88%         1.85%            1.80%       1.00% *
Net investment income                                            7.37%         7.67%            7.80%       7.95% *
Expense waiver/reimbursement(e)                                  0.24%         0.37%            0.98%       5.69% *
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $689,687      $304,746          $120,020     $5,193
Portfolio turnover                                                 93%           40%              47%        158%


 *  Computed on an annualized basis.

 (a) Reflects operations for the period from July 27, 1995 (date of initial public investment) to November 30, 1995.

 (b) Per Share information is based on average shares outstanding.

 (c) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

 (d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (e) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS-CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  YEAR ENDED NOVEMBER 30,
                                                                 1998          1997          1996       1995       1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.41        $10.47        $10.14      $  9.54      $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             0.75          0.79(b)       0.82         0.74        0.40
Net realized and unrealized gain (loss) on investments and
foreign currency                                                 (0.54)        (0.03)         0.43         0.61       (0.44)
Total from investment operations                                  0.21          0.76          1.25         1.35       (0.04)
LESS DISTRIBUTIONS
Distributions from net investment income                         (0.73)        (0.79)        (0.80)       (0.75)      (0.40)
Distributions in excess of net investment income(c)              (0.07)            -         (0.04)           -       (0.02)
Distributions from net realized gain on investments and
foreign currency transactions                                    (0.03)        (0.03)        (0.08)           -           -
Total distributions                                              (0.83)        (0.82)        (0.92)       (0.75)      (0.42)
NET ASSET VALUE, END OF PERIOD                                 $  9.79        $10.41        $10.47       $10.14     $  9.54
TOTAL RETURN(D)                                                   2.18%         7.53%        13.05%       14.79%      (0.41)%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                          1.88%         1.86%         1.80%        1.00%       1.00% *
Net investment income                                             7.37%         7.69%         7.70%        7.93%       7.99% *
Expense waiver/reimbursement(e)                                   0.24%         0.37%         0.98%        5.69%       8.87% *
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                        $73,509       $29,267       $10,481       $2,323      $1,190
Portfolio turnover                                                  93%           40%           47%         158%         34%

 * Computed on an annualized basis.

 (a) Reflects operations for the period from May 2, 1994 (date of initial public investment) to November 30, 1994.

 (b) Per Share information is based on average shares outstanding.

 (c) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

 (d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (e) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS-CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 YEAR ENDED NOVEMBER 30,
                                                              1998         1997            1996         1995       1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.41       $10.47          $10.14      $  9.54      $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                           0.82         0.87 (b)        0.95         0.77        0.41
Net realized and unrealized gain (loss) on investments and
foreign currency                                               (0.53)       (0.03)           0.37         0.61       (0.44)
Total from investment operations                                0.29         0.84            1.32         1.38       (0.03)
LESS DISTRIBUTIONS
Distributions from net investment income                       (0.81)       (0.87)          (0.91)       (0.78)      (0.41)
Distributions in excess of net investment income(c)            (0.07)           -               -            -       (0.02)
Distributions from net realized gain on investments and
foreign currency transactions                                  (0.03)      (0.03)          (0.08)            -           -
Total distributions                                            (0.91)       (0.90)          (0.99)       (0.78)      (0.43)
NET ASSET VALUE, END OF PERIOD                               $  9.79       $10.41          $10.47       $10.14     $  9.54
TOTAL RETURN(D)                                                 2.94%        8.33%          13.83        15.07%     (0.19)%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                        1.13%        1.10%           1.07%        0.75%       0.75% *
Net investment income                                           8.12%        8.38%           8.48%        8.19%       8.34% *
Expense waiver/reimbursement(e)                                 0.74%        0.86%           1.46%        5.69%       8.87% *
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                       $35,941     $29,762         $17,367       $3,691       $2,326
Portfolio turnover                                                93%          40%             47%         158%         34%


 *  Computed on an annualized basis.

 (a) Reflects operations for the period from May 10, 1994 (date of initial public investment) to November 30, 1994.

 (b) Per Share information is based on average shares outstanding.

 (c) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

 (d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (e) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1998

1. ORGANIZATION

Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Strategic Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The investment objective of the Fund is to seek a high level of current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

             INCREASE (DECREASE)
                      ACCUMULATED DISTRIBUTIONS
ACCUMULATED NET            IN EXCESS OF
REALIZED GAIN/LOSS     NET INVESTMENT INCOME     PAID-IN CAPITAL
   $1,417,381              $(1,388,314)             $(29,067)

Net investment income, net realized gain/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FORWARD COMMITMENTS-The Fund may enter into forward commitments for the delayed delivery of securities and forward foreign currency exchange contracts which are based upon financial indices at a fixed price and exchange rate at a future date. Risks may arise upon entering these contracts from the potential inability of counterparts to meet the terms of their contracts and from unanticipated movements in security prices and foreign exchange rates. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. At November 30, 1998, the Fund had no outstanding forward commitments.

FOREIGN CURRENCY TRANSLATION-The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

DOLLAR ROLL TRANSACTIONS-The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

RESTRICTED SECURITIES-Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1998 is as follows:

                                              ACQUISITION       ACQUISITION
SECURITY                                         DATE              COST
Advance Agro Public Co.                           9/17/1997   $    805,861
125 Home Loan Owner Trust 1998-1A                 7/30/1998      2,523,907
Remy Cointreau S.A. Series 144A                   7/23/1998      1,250,000
Normandy Finance Ltd.                    7/2/1998-7/27/1998      2,303,557
TV Bandeirantes                                    5/8/1998      1,242,338
TM Group Holdings                                  5/7/1998      1,000,000
Tenet Healthcare Corp.                               5/9/98        498,060
Cathay International Ltd.                          4/3/1998      1,515,000
Russian Federation                                3/24/1998      3,488,380
CIA International Telecommunications              3/19/1998      1,870,837
Pera Financial                                    10/7/1997      1,000,000
Dharmala Inti Utama                                2/3/1998        243,705
Globo Communicacoes Part                 5/6/1998-5/29/1998      5,026,708
Imasac, S.A.                            4/24/1998-6/16/1998      3,678,001
Mastellone Hermanos SA                            9/28/1998      2,725,243
Petroleos Mexicanos                              11/19/1998      1,500,000
Swedbank                                           1/7/1998      1,059,162
Den Danske Bank                                    1/7/1998      1,057,870
Comtel Brasileir                                  12/6/1996        736,677
Russian Federation                      12/19/1997-4/3/1998        558,809
CIA Saneamento Basico                            10/14/1997        518,472
USF&G Corp.                                        7/3/1997        500,000
Government of Jamaica                             6/26/1997        249,465
Russian Federation                               10/20/1997      1,091,500
Life Re Capital Trust I                  6/6/1997-7/16/1998      2,082,379
Israel Electric Corp., Ltd.                      12/16/1997        565,397
Metro Toronto                                     9/18/1996        991,700
Tenaga Nasional Berhad                             3/3/1997        960,475
Union Central Life Insurance Co.                 10/31/1996        994,780
Equitable Life                         10/17/1996-2/11/1998      1,838,715
Reliance Industries Ltd.                          1/10/1997      1,250,286
Telecom Brazil                          4/18/1996-5/30/1996      1,612,681
SMFC Trust                                2/4/1998-1/1/1998        434,102
Zhuhai Highway                                    12/4/1997        266,993
Sirona Dental System                              6/29/1998      4,250,000
Russian Federation                                7/27/1998      2,272,378


USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1998, par value shares ($0.001 per share) authorized were as follows:

                     NUMBER OF PAR VALUE
CLASS NAME           CAPITAL STOCK AUTHORIZED
Class A Shares           1,000,000,000
Class B Shares           1,000,000,000
Class C Shares           1,000,000,000
Class F Shares           1,000,000,000
Total                    4,000,000,000

Transactions in capital stock were as follows:

                                                                              YEAR ENDED NOVEMBER 30,
                                                                       1998                           1997
CLASS A SHARES                                            SHARES            AMOUNT            SHARES         AMOUNT
Shares sold                                              11,737,306       $119,136,896      3,554,270     $  37,128,584
Shares issued to shareholders in payment of
distributions declared                                      506,232          5,019,946        161,170         1,680,439
Shares redeemed                                          (3,437,440)       (34,148,973)      (793,629)       (8,275,591)
Net change resulting from Class A Share transactions      8,806,098      $  90,007,869      2,921,811     $  30,533,432

                                                                              YEAR ENDED NOVEMBER 30,
                                                                        1998                           1997
CLASS B SHARES                                             SHARES            AMOUNT            SHARES         AMOUNT
Shares sold                                              46,244,607       $464,101,229     19,240,645      $200,824,425
Shares issued to shareholders in payment of
distributions declared                                    1,921,710         19,184,451        685,049         7,140,397
Shares redeemed                                          (7,010,454)       (69,841,483)    (2,103,020)      (21,931,007)
Net change resulting from Class B Share transactions     41,155,863       $413,444,197     17,822,674      $186,033,815

                                                                              YEAR ENDED NOVEMBER 30,
                                                                        1998                           1997
CLASS C SHARES                                             SHARES            AMOUNT            SHARES         AMOUNT
Shares sold                                               5,833,387      $  59,173,334      2,113,138     $  22,111,893
Shares issued to shareholders in payment of
distributions declared                                      253,165          2,526,473         70,259           732,691
Shares redeemed                                          (1,389,482)       (13,812,502)      (371,891)       (3,877,196)
Net change resulting from Class C Share transactions      4,697,070        $47,887,305      1,811,506     $  18,967,388

                                                                              YEAR ENDED NOVEMBER 30,
                                                                        1998                           1997
CLASS F SHARES                                             SHARES            AMOUNT            SHARES         AMOUNT
Shares sold                                               1,194,426      $  12,131,922      1,408,149     $  14,677,766
Shares issued to shareholders in payment of
distributions declared                                      133,478          1,361,654         84,898           884,546
Shares redeemed                                            (515,291)        (5,151,091)      (291,731)       (3,037,277)
Net change resulting from Class F Share transactions        812,613      $   8,342,485      1,201,316     $  12,525,035
Net change resulting from share transactions             55,471,644      $ 559,681,856     23,757,307      $248,059,670

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and the Federated Global Research Corp., Federated Global Research Corp., receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which Federated Global Research Corp., manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Fund has adopted a Distribution Plan
(the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp.,
("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares, Class C Shares, and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                             PERCENTAGE OF AVERAGE
SHARE CLASS NAME             DAILY NET ASSETS OF CLASS
Class B Shares                         0.75%
Class C Shares                         0.75%
Class F Shares                         0.50%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ, through its subsidiary, Federated Shareholder Services Company
("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES-Organizational and/or start-up administrative service expenses of $150,096 were borne initially by Federated Advisers. The Fund has agreed to reimburse Federated
Advisers for the organizational and/or start-up administrative expenses during the five year period following effective date. For the period ended November 30, 1998, the Fund paid $47,485 pursuant to this agreement.

GENERAL-Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1998, were as follows:

PURCHASES    $1,147,469,764
SALES        $  600,782,661

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

7. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of FIXED INCOME SECURITIES, INC.
and Shareholders of FEDERATED STRATEGIC INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Strategic Income Fund as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1998, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Strategic Income Fund as of November 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
January 15, 1999

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr., Esq.
Peter E. Madden
John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President and Secretary

Richard J. Thomas
Treasurer

Nicholas J. Seitanakis
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

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 Federated Investors
 Federated Securities Corp., Distributor
 Federated Investors, Inc.
 Federated Investors Tower
 1001 Liberty Avenue
 Pittsburgh, PA 15222-3779
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

Cusip 338319700
Cusip 338319866
Cusip 338319809
Cusip 338319882
G00324-02 (1/99)

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